                                                      EXHIBIT 10.63

                TRUCK ENGINE RECEIVABLES MASTER TRUST

                  Trade Receivables Backed Notes

                              INDENTURE

                    Dated as of November 21, 2000

                        The Bank of New York

                          Indenture Trustee

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                         TABLE OF CONTENTS
                                                               Page

ARTICLE IDEFINITIONS AND INCORPORATION BY REFERENCE...............2
      SECTION 1.1    Definitions..................................2

ARTICLE IITHE NOTES...............................................2
      SECTION 2.1    Issuance of Notes; Execution, Authentication
                     and Delivery ..............................  2
      SECTION 2.2    Form of Notes and Indenture Trustee's
                     Certificate of Authentication................4
      SECTION 2.3    Temporary Notes..............................5
      SECTION 2.4    Registration; Registration of Transfer and

      SECTION 2.15   Special Terms Applicable to Subsequent

      SECTION 3.5    Protection of Collateral; Acknowledgment of
                     Pledge .....................................16
      SECTION 3.6    Opinions as to Collateral...................16
      SECTION 3.7    Performance of Obligations; Servicing of

      SECTION 3.10   Consolidation, Merger, etc., of Issuer;

      SECTION 3.14   Guarantees, Loans, Advances and Other

      SECTION 3.21   Indenture Trustee's Assignment of Interests
                     in Certain Receivables......................23
      SECTION 3.22   Representations and Warranties by the Issuer

      SECTION 5.2    Acceleration of Maturity; Rescission and
                     Annulment ..................................27
      SECTION 5.3    Collection of Indebtedness and Suits for

      SECTION 5.7    Unconditional Rights of Noteholders To

      SECTION 5.16   Performance and Enforcement of Certain

      SECTION 6.9    Merger or Consolidation of Indenture Trustee42
      SECTION 6.10   Appointment of Co-Indenture Trustee or
                     Separate Indenture Trustee..................43
      SECTION 6.11   Eligibility; Disqualification...............44
      SECTION 6.12   Preferential Collection of Claims Against
                     Issuer .....................................44
      SECTION 6.13   Representations and Warranties of Indenture
                     Trustee ....................................44
      SECTION 6.14   Indenture Trustee May Enforce Claims Without
                     Possession of Notes......... ...............45
      SECTION 6.15   Suit for Enforcement........................45
      SECTION 6.16   Rights of Noteholders to Direct Indenture
                     Trustee ....................................46

ARTICLE VIINOTEHOLDERS' LISTS AND REPORTS........................46
      SECTION 7.1    Issuer To Furnish Indenture Trustee Names and
                     Addresses of Noteholders....................46
      SECTION 7.2    Preservation of Information, Communications

      SECTION 8.2    Trust Accounts and Group Accounts;
                     Allocations; Payments.......................47
      SECTION 8.3    General Provisions Regarding Trust Accounts

      SECTION 9.1    Supplemental Indentures Without Consent of
                     Noteholders ................................52
      SECTION 9.2    Supplemental Indentures With Consent of

      SECTION 9.6    Reference in Notes to Supplemental Indentures55

      SECTION 11.2   Form of Documents Delivered to Indenture
                     Trustee ....................................59
      SECTION 11.3   Acts of Noteholders.........................60
      SECTION 11.4   Notices, etc., to Indenture Trustee, Issuer

      SECTION 11.18  No Substantive Review of Compliance Documents65
      SECTION 11.19  Amendment of Basic Documents................65

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      Schedule 1     Collection Accounts

           INDENTURE,  dated as of November 21, 2000, between TRUCK
ENGINE  RECEIVABLES  MASTER TRUST,  a Delaware  business trust (the
"Issuer"  or the  "Trust"),  and The Bank of New  York,  a New York
banking  corporation,  as indenture  trustee (as indenture  trustee and not in its individual capacity, the "Indenture Trustee").

           Each  party  agrees to  follow  for the  benefit  of the
other  party  and  for  the  equal  and  ratable   benefit  of  the
Noteholders:

                           GRANTING CLAUSE

           The  Issuer  hereby  grants  a  security   interest  in,
transfers,  assigns  and  conveys to the  Indenture  Trustee on the
Closing  Date, as trustee for the benefit of the  Noteholders,  all of the  Issuer's  right,  title and  interest  in, to and under (a)
all Receivables,  all Related  Security with respect  thereto,  all monies due or to become due thereon and all amounts  received  with respect thereto and all proceeds thereof  (including  "proceeds" as defined  in the  UCC)  and  Recoveries;  (b)  the  Trust  Sale  and
Servicing  Agreement  (including the rights of the Seller under the
Receivables  Purchase  Agreement assigned to the Issuer pursuant to the Trust Sale and  Servicing  Agreement  and  including the rights of Navistar  Financial  under the Engine  Accounts  Sale  Agreement assigned  to  the  Seller  pursuant  to  the  Receivables  Purchase
Agreement);  (c) all  Collections;  (d) all funds on deposit in the
Trust  Accounts,  the Group  Accounts,  the Lockbox Account and the
Series   Accounts;   and   (e) any   proceeds   of  the   foregoing
(collectively, the "Collateral").

           The  foregoing  grant  is made in trust  to  secure  the
payment of  principal  of and  interest  on, and any other  amounts owing in  respect  of,  the  Notes,  equally  and  ratably  without prejudice,  priority or distinction  (except as otherwise  provided in any  Series  Supplement  or  supplement  hereto),  and to secure compliance with the provisions of this  Indenture,  all as provided
in  this   Indenture.   This   Indenture   constitutes  a  security
agreement under the UCC.

           The  foregoing  grant  includes  all rights,  powers and
options (but none of the  obligations,  if any) of the Issuer under any agreement or instrument  included in the Collateral,  including the immediate and continuing right to claim for,  collect,  receive and give receipt for  principal  and  interest  payments in respect of  the  Receivables  included  in the  Collateral  and  all  other monies payable under the  Collateral,  to give and receive  notices and other communications,  to make waivers or other agreements,  to exercise all rights and options,  to bring  Proceedings in the name of  the  Issuer  or  otherwise  and  generally  to do  and  receive anything  that the  Issuer is or may be  entitled  to do or receive under or with respect to the Collateral.

           The  Indenture  Trustee,  as  trustee  on  behalf of the
Noteholders,  acknowledges  such grant and accepts the trusts under
this   Indenture  in  accordance   with  the   provisions  of  this
Indenture.

ARTICLE 1
             DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1     Definitions.   Capitalized   terms   used  and  not
defined  in this  Indenture  shall  have  the  respective  meanings assigned  them  in  Part I of  Appendix  A to the  Trust  Sale  and
Servicing  Agreement  dated as of  November  21,  2000 (the "Trust
Sale   and   Servicing   Agreement")   among   Navistar   Financial
Corporation,  the Seller,  and the Trust. All references  herein to
"this  Indenture"  are to  this  Indenture  as it  may be  amended, supplemented  or  modified  from time to time,  and all  references herein to  Articles,  Sections,  subsections  and  exhibits  are to
Articles,  Sections,  subsections  and  exhibits of this  Indenture unless  otherwise  specified.  All terms defined in this  Indenture shall  have the  defined  meanings  when  used in any  certificate, notice,  Note or other document made or delivered  pursuant  hereto unless  otherwise  defined  therein.  The rules of construction set forth in Part II  of  Appendix A  to the Trust  Sale and  Servicing
Agreement shall be applicable to this Indenture.

ARTICLE 2
                              THE NOTES

SECTION 2.1     Issuance of Notes;  Execution,  Authentication and
                Delivery.

(1)   Notes may be  issued by the  Issuer  upon  execution  of this
Indenture  and  from  time to time  thereafter,  in each  case,  in
accordance   with  the  terms  and  conditions   authorized  by  or
pursuant  to a Series  Supplement.  The  Notes may be issued in one or more  Series and one or more  Groups.  The  aggregate  principal amount of the Notes of all  Series  that may be  authenticated  and delivered and outstanding under this Indenture is not limited.

(2)   The Notes  shall be  executed  on behalf of the Issuer by any of its Authorized  Officers.  The signature of any such  Authorized
Officer  on the Notes may be manual  or  facsimile.  Notes  bearing the manual or facsimile  signature of  individuals  who were at any time  Authorized  Officers  of the Issuer  shall  bind the  Issuer, notwithstanding  that such  individuals  or any of them have ceased to hold such office  prior to the  authentication  and  delivery of such Notes or did not hold such office at the date of such Notes.

(3)   Prior to or  concurrently  with the  delivery  of any Note to the  Indenture  Trustee  for  authentication,  the  parties  hereto shall  execute and deliver a Series  Supplement  which will specify the  principal  terms of such new Series.  The terms of such Series
Supplement may modify or amend the terms of this  Indenture  solely as applied to such new Series of Notes.

(1)   The Series  Supplement  shall set forth,  in  addition to all other requirements of such certificate:

     (1)   the name or designation of the particular Series including
           CUSIP Numbers (which shall  distinguish such Series from
           all other Series);

     (2)   the initial aggregate principal amount of the Series (or
           method for  calculating  its initial  principal  amount)
           which may be  authenticated  and  delivered  under  this
           Indenture (except for Notes  authenticated and delivered
           upon  registration  and transfer of, or in exchange for,
           or in lieu of,  other Notes of such  Series  pursuant to
           this Indenture);

     (3)   the method  for allocating principal and interest to the
           Noteholders;

     (4)   the rate or rates (or the method for determining the rate)
           at which the Notes of such Series  shall bear  interest,
           if any, or the initial  interest rate and the method for
           determining subsequent interest rates;

     (5)   the terms on which the Notes may be exchanged for Notes of another  Series,  be  subject  to  repurchase,  optional
           redemption  or mandatory  redemption by the Seller or be
           remarketed by any remarketing agent;

     (6)   the date on which the Notes will begin their accumulation
           period,  amortization  period  or other  period in which
           the Issuer will pay principal on the Notes;

     (7)   the percentage used to calculate monthly Servicing Fees;

     (8)   the  level of  subordination (if  any) provided  by  the
           Certificates;

     (9)   the Stated Final Maturity Date for that Series;

     (10)  whether that Series is part of Group I (and if not,  the group designation for such Series); and

     (11)  any other terms permitted by this Indenture.

(2)   The obligation of the Indenture  Trustee to authenticate  the
      Notes of such new  Series  and to  execute  and  deliver  the related Series  Supplement is subject to (x)  satisfaction of the Rating Agency  Condition  with respect to the issuance of such  new  series  and  (y)  the  delivery  to the  Indenture
      Trustee of the following:

     (1)   on or before the tenth Business Day immediately preceding
           the Series  Issuance  Date,  the Seller shall have given
           each Rating  Agency notice of such  issuance,  and on or
           before  the fifth  Business  Day  immediately  preceding
           the Series  Issuance  Date,  the Seller shall have given
           the Indenture Trustee,  the Owner Trustee,  the Servicer
           and each Rating Agency  written  notice of such issuance
           and the Series Issuance Date;

     (2)   a Series Supplement executed  by each party hereto other
           than the Indenture Trustee;

     (3)   an Opinion of Counsel to the effect that, for federal income tax  purposes,  (i) the  issuance  of the Notes will not
           adversely  affect the  characterization  of the Notes of
           any  outstanding  Series or class of Notes, as debt, nor
           will  the  issuance   cause  a  taxable  event  for  any
           Noteholder,   (ii) the  new  Series  of  Notes  will  be
           characterized  as debt and  (iii) the  Trust will not be
           an association or publicly  traded  partnership  taxable
           as a corporation; and

     (4)   written confirmation from the applicable Rating Agencies
           that the  issuance  will not result in a  qualification,
           reduction   or   withdrawal   of  the   rating   of  any
           outstanding series or class of Notes.

(4)   Prior to or concurrently  with each new issuance,  the Seller shall have  represented  and warranted that the issuance shall not,
in  the   reasonable   belief  of  the   Seller,   cause  an  Early
Amortization  Event to occur  for any  outstanding  Series or class of Notes.

(5)   Upon  execution  and  delivery  of a  Series  Supplement  and
Opinion  of  Counsel  to  the  Indenture  Trustee,   the  Indenture
Trustee  shall  thereupon  authenticate  and  deliver  the  related
Notes to or upon the  written  order of the  Issuer,  signed by any
Authorized Officer.

SECTION 2.2     Form of Notes and Indenture Trustee's  Certificate
of Authentication.

(1)   The Notes  shall be in the forms  provided  from time to time by or  pursuant  to a  Series  Supplement  in  accordance  with the terms of this  Indenture  and may have  such  letters,  numbers  or other marks of  identification  or designation  and such legends or endorsements  printed,  lithographed  or  engraved  thereon  as the
Issuer may deem  appropriate and as are not  inconsistent  with the provisions  of this  Indenture,  or as may be  required  to  comply with any law or with any rule or regulation  made pursuant  thereto or with any rule or regulation  of any stock  exchange on which the
Notes may be listed or to  conform  to usage.  Any  portion  of the text of any Note may be set forth on the reverse  thereof,  with an appropriate  reference  thereto  on  the  face  of  the  Note.  The
Definitive  Notes shall be  typewritten,  printed,  lithographed or engraved or produced by any  combination  of these methods (with or
without  steel  engraved   borders),   all  as  determined  by  the
Authorized  Officer  executing  such Notes,  as  evidenced  by such officer's execution of such Notes.

(2)   The Indenture Trustee's  certificate of authentication  shall be substantially in the following form:

          INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This  is one  of the  Notes  designated  above  and
      referred to in the within-mentioned Indenture.

                           The  Bank  of New  York,  not
                           in  its  individual  capacity
                           but   solely   as   Indenture
                           Trustee

                           By: ___________________________________
                           Name:
                           Title:

                           Dated:   ______________________________

(3)   Each  Note  shall  be dated  the date of its  authentication.
Unless otherwise  provided in the related Series  Supplement,  each
Note  shall  be  issuable  as a  registered  Note  in  the  minimum denomination  of $250,000  and in integral  multiples  of $1,000 in excess thereof.

SECTION 2.3     Temporary Notes.

(1)   Pending the  preparation of Definitive  Notes,  if any, to be issued in exchange  for  Book-Entry  Notes the Issuer may  execute, and upon receipt of an Issuer  Order the  Indenture  Trustee  shall authenticate  and deliver,  such Temporary Notes which are printed, lithographed,  typewritten,  mimeographed or otherwise produced, of the  tenor  of the  Definitive  Notes  in lieu of  which  they  are issued and with such  variations as are  consistent  with the terms of  this  Indenture  as  the  officers  executing  such  Notes  may determine, as evidenced by their execution of such Notes.

(2)   If  Temporary  Notes  are  issued,  the  Issuer  shall  cause
Definitive  Notes  to  be  prepared  without   unreasonable  delay.
After the  preparation  of Definitive  Notes,  the Temporary  Notes shall be  exchangeable  for Definitive  Notes upon surrender of the
Temporary   Notes  at  the  Agency  Office  of  the  Issuer  to  be
maintained  as  provided  in  Section  3.2,  without  charge to the
Noteholder.  Upon  surrender  for  cancellation  of any one or more
Temporary  Notes,  the  Issuer  shall  execute  and  the  Indenture
Trustee  shall  authenticate  and  deliver in  exchange  therefor a
like   principal   amount  of   Definitive   Notes  of   authorized
denominations.  Until  so  delivered  in  exchange,  the  Temporary
Notes  shall in all  respects  be  entitled  to the  same  benefits under this Indenture as Definitive Notes.

SECTION 2.4     Registration;   Registration   of  Transfer   and
Exchange of Notes.

(1)   The  Issuer  shall  cause  to  be  kept  the  Note  Register, comprising  separate  registers for each Series and class of Notes, in which,  subject  to such  reasonable  regulations  as the Issuer may  prescribe,  the Issuer shall provide for the  registration  of the Notes and the  registration  of transfers  and exchanges of the
Notes  (the  "Note   Register").   The   Indenture   Trustee  shall
initially  be the Note  Registrar  for the  purpose of  registering the Notes and  transfers  of the  Notes as  herein  provided.  Upon any  resignation of any Note  Registrar,  the Issuer shall promptly appoint a  successor  Note  Registrar  or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

(2)   If a Person other than the Indenture  Trustee is appointed by the Issuer as Note  Registrar,  the Issuer shall give the Indenture
Trustee  prompt  written  notice  of the  appointment  of such Note
Registrar and of the location,  and any change in the location,  of the Note  Register.  The Indenture  Trustee shall have the right to inspect  the Note  Register at all  reasonable  times and to obtain copies  thereof.  The  Indenture  Trustee  shall  have the right to rely upon a  certificate  executed on behalf of the Note  Registrar by an Executive  Officer  thereof as to the names and  addresses of the  Noteholders  and the  principal  amounts  and  number  of such
Notes.

(3)   Upon  surrender for  registration  of transfer of any Note at the Corporate  Trust Office of the Indenture  Trustee or the Agency
Office of the Issuer (and  following  the  delivery,  in the former case,  of such Notes to the Issuer by the Indenture  Trustee),  the
Issuer shall  execute,  the Indenture  Trustee  shall  authenticate and the  Noteholder  shall obtain from the  Indenture  Trustee,  in the name of the designated  transferee or transferees,  one or more new Notes of the same Series in any authorized  denominations  of a like aggregate principal amount.

(4)   At the option of the  Noteholder,  Notes may be exchanged for other  Notes  of the  same  Series  and  class  in  any  authorized
denominations,   of  a  like  aggregate   principal  amount,   upon
surrender  of such Notes to be  exchanged  at the  Corporate  Trust
Office  of the  Indenture  Trustee  or  the  Agency  Office  of the
Issuer (and  following  the  delivery,  in the former case, of such
Notes to the Issuer by the  Indenture  Trustee),  the Issuer  shall execute,  and the  Indenture  Trustee  shall  authenticate  and the
Noteholder  shall  obtain from the  Indenture  Trustee,  such Notes which the Noteholder making the exchange is entitled to receive.

(5)   All  Notes  issued  upon  any  registration  of  transfer  or exchange  of other  Notes  shall be the  valid  obligations  of the
Issuer,  evidencing  the  same  debt,  and  entitled  to  the  same benefits under this Indenture,  as the Notes  surrendered upon such registration of transfer or exchange.

(6)   Every Note  presented  or  surrendered  for  registration  of transfer or exchange  shall be duly endorsed by, or be  accompanied by a written  instrument  of transfer  duly executed by, the Holder thereof or such  Holder's  attorney  duly  authorized  in  writing, with  such  signature  guaranteed  by a  commercial  bank or  trust company  located,  or having a correspondent  located,  in the City of New York or the city in which  the  Corporate  Trust  Office  of the  Indenture  Trustee  is  located,  or  by a  member  firm  of a national  securities  exchange,  and such  other  documents  as the
Indenture Trustee may require.

(7)   No  service  charge  shall  be  made  to  a  Holder  for  any registration  of transfer  or exchange of Notes,  but the Issuer or
Indenture  Trustee  may  require  payment  of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in connection  with  any  registration  of  transfer  or  exchange  of
Notes,  other than  exchanges  pursuant to Sections  2.3 or 9.6 not involving any transfer.

(8)   The    preceding    provisions    of   this    Section    2.4
notwithstanding,  the Issuer  shall not be  required to transfer or
make   exchanges,   and  the  Note   Registrar  need  not  register
transfers or  exchanges,  (i) of Notes that have been  selected for redemption  pursuant  to  Article X, if  applicable;  (ii) of Notes that are due for  repayment  within  15 days of  submission  to the
Corporate  Trust Office or the Agency Office;  or (iii) if Section
2.15 has not been complied with in connection with such transfer.

(9)   Neither the Indenture  Trustee nor the Note  Registrar  shall have any  responsibility  to monitor or  restrict  the  transfer of
beneficial   ownership   in  any  Note  an  interest  in  which  is
transferable through the facilities of the Depository.

SECTION 2.5     Mutilated, Destroyed, Lost or Stolen Notes.

(1)   If (i) any  mutilated  Note is  surrendered  to the Indenture
Trustee,   or  the  Indenture  Trustee  receives  evidence  to  its
satisfaction  of the  destruction,  loss or theft of any Note,  and
(ii) there is delivered to the  Indenture  Trustee such security or indemnity  as may be  required  by it to hold  the  Issuer  and the
Indenture Trustee  harmless,  then, in the absence of notice to the
Issuer,  the Note  Registrar  or the  Indenture  Trustee  that such
Note has been acquired by a bona fide  purchaser,  the Issuer shall execute  and  upon  the  Issuer's  written  request  the  Indenture
Trustee  shall  authenticate  and  deliver,  in exchange  for or in lieu of any such  mutilated,  destroyed,  lost or  stolen  Note,  a
replacement   Note  of  a  like  Series  and  class  and  aggregate
principal amount;  provided,  however,  that if any such destroyed, lost or stolen Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and  payable,  or shall have been called for redemption,  instead of issuing a replacement  Note, the
Issuer may make  payment to the Holder of such  destroyed,  lost or stolen  Note when so due or  payable or upon the  Redemption  Date, if applicable, without surrender thereof.

(2)   If,  after the delivery of a  replacement  Note or payment in
respect  of  a   destroyed,   lost  or  stolen  Note   pursuant  to
subsection  (a),  a bona fide  purchaser  of the  original  Note in lieu of  which  such  replacement  Note  was  issued  presents  for payment such original  Note,  the Issuer and the Indenture  Trustee shall  be  entitled  to  recover  such  replacement  Note  (or such payment)  from (i) any  Person to whom it was  delivered,  (ii) the
Person  taking such  replacement  Note from the Person to whom such replacement  Note was  delivered  or  (iii)  any  assignee  of such
Person,  except  a bona  fide  purchaser,  and the  Issuer  and the
Indenture  Trustee  shall be entitled to recover  upon the security or indemnity  provided therefor to the extent of any loss,  damage, cost or expense  incurred  by the Issuer or the  Indenture  Trustee in connection therewith.

(3)   In  connection  with the  issuance  of any  replacement  Note under this  Section 2.5,  the Issuer or the  Indenture  Trustee may
require   the  payment  by  the  Holder  of  such  Note  of  a  sum
sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  reasonable  expenses
(including  all  fees  and  expenses  of  the  Indenture   Trustee)
connected therewith.

(4)   Any  duplicate  Note issued  pursuant to this  Section 2.5 in replacement  for any  mutilated,  destroyed,  lost or  stolen  Note shall constitute an original additional  contractual  obligation of the  Issuer,  whether  or not  the  mutilated,  destroyed,  lost or stolen  Note  shall  be found  at any  time or be  enforced  by any
Person,  and  shall  be  entitled  to  all  the  benefits  of  this
Indenture  equally  and  proportionately  with  any and  all  other
Notes duly issued hereunder.

(5)   The  provisions  of this Section 2.5 are  exclusive and shall preclude  (to the extent  lawful)  all other  rights  and  remedies
with  respect  to  the   replacement   or  payment  of   mutilated,
destroyed, lost or stolen Notes.

SECTION 2.6     Persons   Deemed   Noteholders.    Prior   to   due
presentment  for  registration of transfer of any Note, the Issuer,
the  Indenture   Trustee  and  any  agent  of  the  Issuer  or  the
Indenture  Trustee  may treat the  Person in whose name any Note is registered (as of the day of  determination)  as the Noteholder for the purpose of  receiving  payments of principal of and interest on such Note and for all other  purposes  whatsoever,  whether  or not such  Note be  overdue,  and  neither  the  Issuer,  the  Indenture
Trustee  nor any  agent  of the  Issuer  or the  Indenture  Trustee shall be affected by notice to the contrary.

SECTION 2.7     Payment of Principal and Interest.

(1)   Interest on each Series of Notes shall  accrue and be payable
as   provided  in  the   applicable   Series   Supplement.   Unless
otherwise  provided  in  the  applicable  Series  Supplement,   any
installment  of  interest  payable on any Note shall be  punctually paid or duly  provided  for with funds set aside in the  Collection
Account  on or before the  applicable  Payment  Date,  and shall be paid  to the  Person  in  whose  name  such  Note  (or  one or more
Predecessor  Notes) is  registered on the  applicable  Record Date, by check  mailed  first-class,  postage  prepaid  to such  Person's address as it appears on the Note  Register  on such  Record  Date;
provided,   however,   that,  with  respect  to  Book-Entry   Notes
registered  on the  applicable  Record Date in the name of the Note
Depository  for  which   Definitive  Notes  have  not  been  issued
pursuant to Section  2.12,  payment  shall be made by wire transfer in immediately  available  funds to the account  designated by such
Holder.

(2)   The  principal  of each  Series of Notes  shall be payable as
provided  in  the  applicable  Series  Supplement.   All  principal
payments  on each  Series  of  Notes  shall be made pro rata to the
Noteholders  of  such  Series  entitled  thereto  unless  otherwise
provided  in  the  related  Series  Supplement.   Unless  otherwise
provided in the applicable  Series  Supplement,  any installment of principal  payable  on any Note  shall be  punctually  paid or duly provided  for by a deposit  by or at the  direction  of the  Issuer into the  applicable  Principal  Funding  Account on the applicable
Payment  Date and shall be paid to the  Person  in whose  name such
Note  (or one or  more  Predecessor  Notes)  is  registered  on the applicable  Record  Date,  by  check  mailed  first-class,  postage prepaid  to  such  Person's  address  as it  appears  on  the  Note
Register  on  such  Record  Date;  provided,  however,  that,  with respect to  Book-Entry  Notes  registered on the Record Date in the name of the Note  Depository  for which  Definitive  Notes have not been issued  pursuant  to Section  2.12,  payment  shall be made by wire  transfer  in  immediately  available  funds  to  the  account designated  by such  Holder,  except for the final  installment  of principal  on any  such  Note  and  the  Redemption  Price  for any
Notes,  if so  called,  which,  in each  case,  shall be payable as provided  herein.  The  funds  represented  by any such  checks  in respect of  interest or  principal  returned  undelivered  shall be held in accordance with Section 3.3.

(3)   With   respect  to  any  Payment  Date  on  which  the  final
installment  of  principal  and interest on a Series of Notes is to be paid,  the  Indenture  Trustee  shall notify each  Noteholder of such  Series of Notes as of the Record Date for such  Payment  Date of  the  fact  that  the  final  installment  of  principal  of and interest  on such  Note is to be paid on such  Payment  Date.  With respect to  Book-Entry  Notes for which  Definitive  Notes have not been  issued,  such notice  shall be sent on the Business Day prior to such Payment Date by  facsimile,  and with respect to Definitive
Notes,  such notice shall be sent not later than six Business  Days after such Record Date in  accordance  with Section  11.5(a),  and, in each case,  shall specify that such final  installment  shall be payable  only  upon  presentation  and  surrender  of such Note and shall  specify  the  place  where  such Note may be  presented  and
surrendered  for  payment  of  such   installment.   The  Indenture
Trustee  shall not be liable for any  failure to provide  notice to the  Noteholders  as required  pursuant to this  Section  2.7(c) to the  extent  it has not  received  notice  of such  expected  final
Payment  Date from the  Issuer not later  than five  Business  Days after the Record Date.  Notices in connection  with  redemptions of
Notes shall be mailed to Noteholders as provided in Section 10.2.

SECTION 2.8     Cancellation  of Notes.  All Notes  surrendered for
payment,  redemption,  exchange or  registration of transfer shall, if surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture  Trustee and shall be promptly  canceled by the  Indenture  Trustee.  The Issuer may at any time  deliver to
the  Indenture   Trustee  for  cancellation  any  Notes  previously
authenticated  and  delivered  hereunder  which the Issuer may have acquired  in any  manner  whatsoever,  and all  Notes so  delivered shall be  promptly  canceled  by the  Indenture  Trustee.  No Notes shall be  authenticated  in lieu of or in  exchange  for any  Notes canceled as  provided  in this  Section  2.8,  except as  expressly permitted  by this  Indenture.  All  canceled  Notes may be held or disposed  of by  the  Indenture  Trustee  in  accordance  with  its standard  retention  or  disposal  policy  as in effect at the time unless  the  Issuer  shall  direct by an Issuer  Order that they be returned  to it;  provided,  however,  that  such  Issuer  Order is timely and the Notes have not been  previously  disposed  of by the
Indenture Trustee.

SECTION 2.9     Release  of  Collateral.   The  Indenture   Trustee
shall  release  property  from  the lien of this  Indenture,  other than as permitted by Sections  3.21,  8.2, 8.4 and 11.1,  only upon
receipt  of  an  Issuer   Request   accompanied   by  an  Officers'
Certificate and an Opinion of Counsel.

SECTION 2.10    Book-Entry  Notes.  Unless  otherwise  provided  in
the  applicable  Series  Supplement,  each  Series of  Notes,  upon original  issuance,  shall be issued  in the form of a  typewritten
Note or Notes  representing  the Book-Entry  Notes, to be delivered to The Depository  Trust Company,  the initial  Clearing  Agency by or on  behalf  of the  Issuer  and  such  Note or  Notes  shall  be
registered   on  the  Note   Register  in  the  name  of  the  Note
Depository  (initially,  Cede & Co.).  No Note Owner shall  receive a Definitive Note  representing  such Note Owner's interest in such
Note,  except  as  provided  in  Section  2.12.  Unless  and  until
Definitive  Notes with  respect  to such Notes have been  issued to such Note Owners  pursuant to Section  2.12,  with  respect to such
Notes:

(1)   the  provisions  of this  Section 2.10 shall be in full force and effect;

(2)   the  Note  Registrar  and  the  Indenture  Trustee  shall  be entitled  to deal with the  Clearing  Agency  for all  purposes  of
this   Indenture   (including  the  payment  of  principal  of  and
interest  on  such  Notes  and  the  giving  of   instructions   or
directions  hereunder)  as the sole  Noteholder  and shall  have no obligation to such Note Owners;

(3)   to the  extent  that  the  provisions  of this  Section  2.10
conflict  with  any  other   provisions  of  this  Indenture,   the
provisions of this Section 2.10 shall control;

(4)   the  rights  of the  Note  Owners  shall  be  exercised  only
through  the  Clearing   Agency  and  shall  be  limited  to  those
established  by law and  agreements  between  such Note  Owners and the Clearing  Agency and/or the Clearing Agency  Participants,  and
unless and until  Definitive  Notes are issued pursuant to Section
2.12, the initial  Clearing Agency shall make book-entry  transfers between the Clearing Agency  Participants  and receive and transmit payments  of  principal  of and  interest  on  such  Notes  to such
Clearing  Agency  Participants,  pursuant  to the  Note  Depository
Agreement; and

(5)   whenever  this  Indenture  requires or permits  actions to be taken based upon  instructions  or  directions  of Holders of Notes evidencing  a specified  percentage  of the  Outstanding  Amount of the Notes,  the Clearing  Agency shall be deemed to represent  such percentage  only to the  extent  that it has (i)  received  written instructions  to such  effect  from  Note  Owners  and/or  Clearing
Agency  Participants  owning or  representing,  respectively,  such required  percentage  of the  beneficial  interest in the Notes and
(ii) has delivered such instructions to the Indenture Trustee.

SECTION 2.11    Notices to  Clearing  Agency.  With  respect to any
Notes  issued  as  Book-Entry  Notes,  whenever  a notice  or other
communication   to  the   Noteholders   is   required   under  this
Indenture,  unless and until  Definitive  Notes  representing  such
Notes shall have been issued to the  related  Note Owners  pursuant to  Section  2.12,  the  Indenture  Trustee  shall  give  all  such notices  and  communications  specified  herein  to be given to the related  Noteholders  to the  Clearing  Agency  and  shall  have no obligation to such Note Owners.

SECTION 2.12    Definitive  Notes.  If  for  any  Notes  issued  as
Book-Entry  Notes  (i) the   Administrator  advises  the  Indenture
Trustee in writing  that the Clearing  Agency is no longer  willing or able to properly  discharge  its  responsibilities  with respect to such  Notes and the  Issuer  is  unable  to  locate a  qualified successor;  (ii) the  Administrator,  at its  option,  advises  the
Indenture  Trustee  in  writing  that it  elects to  terminate  the book-entry  system through the Clearing Agency;  or (iii) after the occurrence  of an Event of Default  or a  Servicing  Default,  Note
Owners  representing  beneficial  interests  aggregating at least a majority  of the  Outstanding  Amount  of  such  Notes  advise  the
Clearing  Agency in writing that the  continuation  of a book-entry system  through  the  Clearing  Agency  is no  longer  in the  best interests  of such Note  Owners,  then the  Clearing  Agency  shall notify  all Note  Owners  and the  Indenture  Trustee in writing of the  occurrence  of any  such  event  and of  the  availability  of
Definitive  Notes to such Note  Owners  requesting  the same.  Upon surrender  to the  Indenture  Trustee  of the  typewritten  Note or
Notes  representing  such Book-Entry  Notes by the Clearing Agency,
accompanied  by   registration   instructions,   the  Issuer  shall
execute and the Indenture  Trustee shall  authenticate  the related
Definitive  Notes  in  accordance  with  the  instructions  of  the
Clearing  Agency.  None of the Issuer,  the Note  Registrar  or the
Indenture  Trustee  shall be liable  for any delay in  delivery  of such  instructions  and may  conclusively  rely  on,  and  shall be
fully  protected  in  relying  on,  such  instructions.   Upon  the
issuance of such  Definitive  Notes,  the  Indenture  Trustee shall recognize  the  Holders of such  Definitive  Notes as  Noteholders.
The Indenture  Trustee shall not be liable if the  Administrator is unable to locate a  qualified  successor  Depository  (or  Clearing
Agency).

SECTION 2.13    Seller   as   Noteholder.   The   Seller   in   its
individual  or any other  capacity  may become the owner or pledgee of Notes of any  Series and may  otherwise  deal with the Issuer or its  affiliates  with the same  rights it would have if it were not the  Seller;  provided,  however,  that  the  Seller  shall  not be deemed to be a Noteholder for purposes of  determining  whether the
Holders  of the  requisite  Outstanding  Amount of the  Notes  have
given  any  request,  demand,  authorization,   direction,  notice,
consent or waiver hereunder or under any Basic Documents.

SECTION 2.14    Tax  Treatment.  The Issuer,  by entering into this
Indenture,  and the Noteholders  and the Note Owners,  by acquiring any Note or interest  therein,  (i) express  their  intention  that
the  Notes  qualify  under   applicable  tax  law  as  indebtedness
secured by the Collateral  and  (ii) unless  otherwise  required by appropriate  taxing  authorities,  agree  to  treat  the  Notes  as indebtedness  secured by the  Collateral for the purpose of federal
income,   state  and  local  income  and   franchise   taxes,   any
applicable  single  business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

SECTION 1.1

SECTION 2.15    Special Terms  Applicable to Subsequent  Transfers
of Certain Notes.

(1)   The Notes of a Series may not have been registered  under the
Securities   Act,   or   the   securities   laws   of   any   other
jurisdiction.   Consequently,   such  Notes  (the   "Unregistered
Notes") are not  transferable  other than  pursuant to an exemption from  the  registration  requirements  of the  Securities  Act  and satisfaction  of certain other  provisions  specified  herein or in the related Series  Supplement.  Unless  otherwise  provided in the related  Series  Supplement,  no sale,  pledge or other transfer of
any  Unregistered   Note  (or  interest  therein)  after  the  date
thereof  may be made by any  Person  unless  either  (i) such sale, pledge or other  transfer is made to a  "qualified  institutional buyer" (as  defined  under Rule 144A under the  Securities  Act) or to an institutional  investor that is an "accredited  investor" (as described in Rule  501(a)(1),  (2), (3) or (7) under the Securities
Act) and, if so requested by the Issuer or the  Indenture  Trustee, such proposed  transferee  executes and delivers a  certificate  in form and substance  satisfactory  to the Indenture  Trustee and the
Issuer,  (ii) such sale,  pledge or other  transfer  occurs outside of the United  States to a non-United  States  Person in accordance with  Regulation S of the Securities  Act, (iii) such sale,  pledge or other  transfer is otherwise  made in a transaction  exempt from the  registration  requirements  of the  Securities  Act,  in which
case   (A)  the   prospective   transferor   and  the   prospective
transferee  shall certify to the  Indenture  Trustee and the Issuer
in   writing   the   facts   surrounding   such   transfer,   which
certification  shall be in form and substance  satisfactory  to the
Indenture  Trustee and the Issuer,  and (B) the  Indenture  Trustee
shall be provided  with a written  opinion of counsel  (which shall not be at the expense of the Issuer,  the  Servicer,  the Seller or the  Indenture  Trustee) to the effect that such  transfer will not violate  the  Securities  Act  or  (iv)  such  sale  satisfies  the restrictions  on  transfer  set  forth  in  the  applicable  Series
Supplement.   Unless  otherwise  provided  in  the  related  Series
Supplement,  no sale,  pledge or other transfer of any Note that is an  Unregistered  Note  (or  interest  therein)  may be made by any
Person  unless the Issuer  shall have  consented in writing to such transfer.  Neither the Issuer nor the  Indenture  Trustee  shall be obligated to register any  Unregistered  Notes under the Securities
Act,  qualify any  Unregistered  Notes under the securities laws of any  state or  provide  registration  rights  to any  purchaser  or holder thereof.

(2)   Unless otherwise  provided in the related Series  Supplement, the  Unregistered  Notes may be acquired by or for the account of a
Benefit Plan.

(3)   Unless otherwise  provided in the related Series  Supplement,
Unregistered  Notes  shall  be  issued  in the  form of  Definitive
Notes,  shall be in fully  registered form and Sections 2.10, 2.11 and 2.12 of this Indenture shall not apply thereto.

(4)   Each  Unregistered  Note shall bear legends to the effect set forth in subsection (a) above.

SECTION 2.16    CUSIP Numbers.

           The Issuer in issuing the Notes may use "CUSIP"  numbers
(if then  generally  in use),  and,  if so, the  Indenture  Trustee
shall  use  "CUSIP"   numbers  in  notices  of   redemption   as  a
convenience  to  Noteholders;  provided  that any such  notice  may state  that no  representation  is made  as to the  correctness  of such  numbers  either as  printed on the Notes or as  contained  in any notice of a  redemption  and that  reliance  may be placed only on the other  identification  numbers printed on the Notes, and any such  redemption  shall  not  be  affected  by  any  defect  in  or omission  of such  numbers.  The Issuer  will  promptly  notify the
Indenture Trustee of any change in the "CUSIP" numbers.

ARTICLE 3
                              COVENANTS

SECTION 3.1     Payment  of  Principal  and  Interest.  The  Issuer
shall duly and  punctually  pay the  principal  of and  interest on the  Notes  in  accordance  with  the  terms  of  the  Notes,  this
Indenture  and the  related  Series  Supplement.  On  each  date on which any payments are to be made,  the Issuer shall cause  amounts on  deposit  in the  Carrying  Cost  Account,  the  Negative  Carry
Account,   the  Equalization  Account  and  any  Principal  Funding
Account to be paid to the  Noteholders  to the extent  provided  by and in accordance  with the terms of the Notes,  this Indenture and the related  Series  Supplement,  less  amounts  properly  withheld under the Code by any Person  from a payment to any  Noteholder  of interest  and/or  principal.  Any  amounts  so  withheld  shall  be considered  as having  been paid by the  Issuer to such  Noteholder for all purposes of this Indenture.

SECTION 3.2     Maintenance  of  Agency  Office.  As long as any of
the Notes  remains  outstanding,  the Issuer shall  maintain in the
Borough  of  Manhattan,  the  City  of New  York,  an  office  (the
"Agency  Office"),  being an office or  agency  where  Notes may be
surrendered  to  the  Issuer  for   registration   of  transfer  or
exchange,  and where  notices  and demands to or upon the Issuer in respect  of  the  Notes  and  this  Indenture  may be  served.  The
Issuer hereby  initially  appoints the  Indenture  Trustee to serve as its agent  for the  foregoing  purposes,  which  address  is The
Bank of New York,  101 Barclay  Street,  Floor 12-E,  New York, New
York  10286.  If the  Indenture  Trustee  is  not  the  agent,  the
Issuer shall give prompt  written  notice to the Indenture  Trustee of the  location,  and of any change in the  location,  of any such office  or  agency.  If at  any  time  the  Issuer  shall  fail  to maintain  any such  office or agency or shall fail to  furnish  the
Indenture  Trustee  with  the  address  thereof,  such  surrenders, notices and demands  may be made or served at the  Corporate  Trust
Office of the Indenture  Trustee,  and the Issuer  hereby  appoints
the   Indenture   Trustee  as  its  agent  to   receive   all  such
surrenders, notices and demands.

SECTION 3.3     Money for Payments To Be Held in Trust.

(1)   All  payments of amounts due and payable  with respect to any
Notes  that  are  to  be  made  from  amounts  withdrawn  from  the
Collection  Account,  the Carrying Cost Account,  the  Equalization
Account,  the Negative  Carry Account or the  applicable  Principal
Funding  Account  shall  be made on  behalf  of the  Issuer  by the
Indenture  Trustee or by another  Paying  Agent,  and no amounts so withdrawn from the Collection  Account,  the Carrying Cost Account, the  Equalization  Account,  the  Negative  Carry  Account  or such
Principal  Funding  Account  for  payments  of Notes  shall be paid over to the Issuer except as provided in this Section 3.3.

(2)   On or before  each date on which  payments  are to be made or the Redemption  Date (if  applicable),  the Issuer shall deposit or cause to be deposited in the applicable  Principal  Funding Account aggregate  sums  sufficient  to  pay  the  amounts  in  respect  of principal  then  becoming due with respect to the Notes,  such sums to be held  in  trust  for  the  benefit  of the  Persons  entitled thereto  and  (unless the Paying  Agent is the  Indenture  Trustee)
shall  promptly  notify  the  Indenture  Trustee  in writing of its action or failure to so act.

(3)   The Issuer  shall  cause  each  Paying  Agent  other than the
Indenture  Trustee to execute and deliver to the Indenture  Trustee an  instrument  in which such  Paying  Agent  shall  agree with the
Indenture  Trustee  (and if the  Indenture  Trustee  acts as Paying
Agent,  it hereby so  agrees),  subject to the  provisions  of this
Section 3.3, that such Paying Agent shall:

  (1) hold all sums held by it for the  payment of amounts due with respect to the Notes in trust for the  benefit of the Persons entitled  thereto  until  such  sums  shall  be  paid to such
      Persons or otherwise  disposed of as herein  provided and pay such sums to such Persons as herein provided;

  (2) give the Indenture  Trustee  written notice of any default by the Issuer (or any other  obligor upon the Notes) of which it has actual  knowledge  in the making of any payment  required to be made with respect to the Notes;

  (3) at any time during the continuance of any such default,  upon the written request of the Indenture  Trustee,  forthwith pay to the  Indenture  Trustee  all sums so held in trust by such
      Paying Agent;

  (4) immediately  resign as a Paying  Agent and  forthwith  pay to the  Indenture  Trustee  all sums held by it in trust for the payment  of  Notes  if at any  time it  ceases  to  meet  the standards  required to be met by a Paying  Agent in effect at the time of determination; and

  (5) comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any
      applicable   withholding   taxes  imposed  thereon  and  with
      respect  to  any   applicable   reporting   requirements   in
      connection therewith.

(4)   The Issuer may at any time,  for the purpose of obtaining the satisfaction  and  discharge  of this  Indenture  or for any  other purpose,  by Issuer  Order  direct any  Paying  Agent to pay to the
Indenture  Trustee  all sums  held in trust by such  Paying  Agent, such  sums  to be held  by the  Indenture  Trustee  upon  the  same trusts  as those  upon  which  the sums  were  held by such  Paying
Agent;  and upon such payment by any Paying Agent to the  Indenture
Trustee,  such  Paying  Agent  shall be  released  from all further liability with respect to such money.

(5)   Subject to applicable  laws with respect to escheat of funds, any money held by the  Indenture  Trustee  or any  Paying  Agent in trust for the  payment of any  amount due with  respect to any Note and  remaining  unclaimed for one year after such amount has become due and  payable  shall be  discharged  from such trust and be paid by the  Indenture  Trustee to the Issuer upon  receipt of an Issuer
Request;  and the  Holder  of such  Note  shall  thereafter,  as an unsecured  general  creditor,  look only to the Issuer for  payment thereof  (but  only to the  extent  of the  amounts  so paid to the
Issuer),  and  all  liability  of the  Indenture  Trustee  or  such
Paying  Agent  with  respect to such trust  money  shall  thereupon cease;  provided,  however,  that  the  Indenture  Trustee  or such
Paying Agent,  before being required to make any such payment,  may at the  expense  of the Issuer  cause to be  published  once,  in a
newspaper   published   in  the   English   language,   customarily
published on each  Business Day and of general  circulation  in the
City of New York,  notice  that such money  remains  unclaimed  and that,  after a date  specified  therein,  which  shall  not be less than 30 days  from  the  date of such  publication,  any  unclaimed balance  of  such  money  then  remaining  shall  be  paid  to  the
Issuer.  The  Indenture  Trustee may also adopt and employ,  at the expense of the Issuer,  any other  reasonable means of notification of such  repayment  (including,  but not limited to, mailing notice of such  repayment  to Holders  whose  Notes  have been  called but have not  been  surrendered  for  redemption  or whose  right to or
interest   in  monies   due  and   payable   but  not   claimed  is
determinable  from the records of the  Indenture  Trustee or of any
Paying Agent, at the last address of record for each such Holder).

SECTION 3.4     Existence.  The Issuer  shall  keep in full  effect
its  existence,  rights and  franchises  as a business  trust under the laws of the  State  of  Delaware  (unless  it  becomes,  or any successor  Issuer  hereunder  is or  becomes,  organized  under the laws of any other  State or of the  United  States of  America,  in which case the  Issuer  shall  keep in full  effect its  existence, rights and  franchises  under the laws of such other  jurisdiction)
and shall obtain and preserve its  qualification  to do business in each  jurisdiction  in  which  such  qualification  is or  shall be necessary  to  protect  the  validity  and  enforceability  of this
Indenture,  the Notes,  the Collateral and each other instrument or agreement included in the Trust Assets.

SECTION 3.5     Protection of Collateral; Acknowledgment of Pledge.

      The Issuer  shall from time to time  execute  and deliver all such  supplements  and  amendments  hereto  and all such  financing
statements,    amendments   thereto,    continuation    statements,
assignments,  certificates,  instruments  of further  assurance and other  instruments,  and shall take such other action  necessary or advisable to:

(1)   maintain or preserve the lien and security  interest (and the priority  thereof) of this Indenture or carry out more  effectively the purposes hereof,  including by making the necessary  filings of financing  statements  or  amendments  thereto  within  ninety days after  the  occurrence  of  any of the  following  and by  promptly notifying  in writing the  Indenture  Trustee of any such  filings:
(A)  any  change  in the  Issuer's  name,  (B)  any  change  in the location  of the  Issuer's  principal  place of  business,  (C) any merger or  consolidation  or other change in the Issuer's  identity
or   organizational   structure   and  (D)  any  other   change  or
occurrence  that would make any  financing  statement  or amendment seriously  misleading  within the  meaning of Section  9-402(7)  of the UCC;

(2)   perfect,  publish  notice of or protect  the  validity of any grant of a security interest made or to be made by this Indenture;

(3)   enforce  the  rights  of  the   Indenture   Trustee  and  the
Noteholders in any of the Collateral; or

(4)   preserve  and defend title to the  Collateral  and the rights of the Indenture  Trustee and the  Noteholders  in such  Collateral against  the  claims of all  Persons  and  parties,  and the Issuer
hereby   designates   the   Indenture   Trustee   its   agent   and
attorney-in-fact to execute any financing  statement,  continuation statement or other  instrument  required  pursuant to this Section
3.5.  In  addition,  the  Issuer  shall  deliver  to the  Indenture
Trustee all  documents  constituting  "instruments"  (as defined in the UCC as in  effect  in the  applicable  jurisdiction)  as  shall have been  delivered  to it by the Seller  pursuant to the terms of the  Trust  Sale and  Servicing  Agreement  relating  to the  Trust
Assets with all such necessary endorsements.

SECTION 3.6     Opinions as to Collateral.

(1)   On  the  Closing  Date,  the  Issuer  shall  furnish  to  the
Indenture  Trustee an Opinion of Counsel  either  stating  that, in the  opinion  of such  counsel,  such  action  has been  taken with respect  to  the  recording  and  filing  of  this  Indenture,  any indentures  supplemental hereto and any other requisite  documents, and with  respect  to the  execution  and  filing of any  financing
statements  and   continuation   statements  as  are  necessary  to
perfect and make  effective the lien and security  interest of this
Indenture  and  reciting  the  details of such  action,  or stating that, in the opinion of such  counsel,  no such action is necessary to make such lien and security interest effective.

(2)   On or before June 30 in each calendar  year,  beginning  June
30, 2001,  the Issuer  shall  furnish to the  Indenture  Trustee an
Opinion of Counsel  either  stating  that,  in the  opinion of such
counsel,   such   action  has  been  taken  with   respect  to  the
recording,  filing,  re-recording  and refiling of this  Indenture,
any  indentures   supplemental   hereto  and  any  other  requisite
documents  and with  respect  to the  execution  and  filing of any financing  statements and  continuation  statements as is necessary to  maintain  the  lien  and  security  interest  created  by  this
Indenture  and  reciting the details of such action or stating that in the  opinion of such  counsel  no such  action is  necessary  to
maintain   the  lien  and   security   interest   created  by  this
Indenture.   Such  Opinion  of  Counsel  shall  also  describe  the
recording,  filing,  re-recording  and refiling of this  Indenture,
any  indentures   supplemental   hereto  and  any  other  requisite
documents   and  the   execution   and  filing  of  any   financing
statements and  continuation  statements  that will, in the opinion of such  counsel,  be required to  maintain  the lien and  security
interest  of  this  Indenture   until  June  30  in  the  following
calendar year.

SECTION 3.7     Performance   of   Obligations;   Servicing   of
Receivables.

(1)   The  Issuer  shall  not take any  action  and  shall  use its reasonable  efforts  not to permit any action to be taken by others that would  release any Person from any of such  Person's  material
covenants  or   obligations   under  any  instrument  or  agreement
included  in  the  Trust   Assets  or  that  would  result  in  the
amendment, hypothecation,  subordination,  termination or discharge
of,  or  impair  the  validity  or   effectiveness   of,  any  such
instrument or  agreement,  except as otherwise  expressly  provided in this  Indenture,  the Trust Sale and  Servicing  Agreement,  the
Receivables  Purchase  Agreement,  the Administration  Agreement or
such other instrument or agreement.

(2)   The Issuer may  contract  with other  Persons to assist it in performing  its duties under this  Indenture,  and any  performance of such  duties by a Person  identified  to the  Indenture  Trustee herein or in the Basic  Documents  or an Officers'  Certificate  of
the Issuer  shall be deemed to be action  taken by the Issuer.  The
Indenture  Trustee  shall  not be  responsible  for the  action  or inaction  of the  Servicer  or the  Administrator.  Initially,  the
Issuer has contracted  with the Servicer and the  Administrator  to assist the Issuer in performing its duties under this Indenture.

(3)   The Issuer  shall  punctually  perform and observe all of its obligations and agreements  contained in this Indenture,  the Basic
Documents and in the  instruments  and  agreements  included in the
Trust  Assets,  including  but not  limited to filing or causing to be filed all  Uniform  Commercial  Code  financing  statements  and continuation  statements  required  to be filed  under the terms of this  Indenture,  the Trust Sale and  Servicing  Agreement  and the
Receivables  Purchase  Agreement in accordance  with and within the time periods provided for herein and therein.

(4)   If the Issuer  shall have  knowledge of the  occurrence  of a
Servicing  Default  under the Trust Sale and  Servicing  Agreement, the Issuer  shall  promptly  notify the  Indenture  Trustee and the
Rating  Agencies  in  writing  thereof,  and shall  specify in such notice the  response or action,  if any, the Issuer has taken or is taking  with  respect  to  such  default.  If a  Servicing  Default shall  arise from the  failure of the  Servicer  to perform  any of its  duties  or  obligations  under the  Trust  Sale and  Servicing
Agreement or the  Receivables  Purchase  Agreement  with respect to the  Receivables,  the Issuer and the Indenture  Trustee shall take all reasonable  steps  available to them pursuant to the Trust Sale and Servicing  Agreement  and the  Receivables  Purchase  Agreement
to  remedy such failure.

SECTION 3.8     Negative  Covenants.  So  long  as  any  Notes  are
Outstanding, the Issuer shall not:

(1)   sell,  transfer,  exchange or otherwise dispose of any of the properties  or  assets  of  the  Issuer,  except  the  Issuer  may:
(i) collect,  liquidate,  sell or otherwise  dispose of the Trust's
interest   in   Receivables   including   Defaulted    Receivables,
(ii) make  cash  payments  out of the  Trust  Accounts,  the  Group
Accounts and any Principal  Funding  Account and  (iii) take  other actions, in each case as contemplated by the Basic Documents;

(2)   claim  any  credit  on,  or  make  any  deduction   from  the
principal  or interest  payable in respect of the Notes (other than amounts  properly  withheld  from such  payments  under the Code or applicable  state law) or assert any claim  against  any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Collateral; or

(3)   either  (i) permit  the  validity  or  effectiveness  of this
Indenture to be impaired,  or permit the lien of this  Indenture to be amended, hypothecated,  subordinated,  terminated or discharged, or  permit  any  Person  to  be  released  from  any  covenants  or obligations  with respect to the Notes under this Indenture  except as  may  be  expressly  permitted  hereby,  (ii) permit  any  lien,
charge,  excise,  claim,  security  interest,   mortgage  or  other
encumbrance  (other than the lien of this  Indenture) to be created on or extend to or  otherwise  arise upon or burden the  Collateral or  any  part  thereof  or any  interest  therein  or the  proceeds thereof  (other  than tax liens,  mechanics'  liens and other liens that arise by  operation  of law or as  otherwise  contemplated  by the Basic  Documents) or  (iii) permit  the lien of this  Indenture not to constitute a valid first priority  security  interest in the
Collateral  (other  than with  respect to any such tax,  mechanics'
or other lien).

SECTION 3.9     Annual  Statement  as  to  Compliance.  The  Issuer
shall deliver to the  Indenture  Trustee,  on or before  February 1
of  each  year,   beginning   February   1,  2002,   an   Officer's
Certificate  signed by an Authorized  Officer of the Issuer,  dated as of October 31 of the previous year, stating that:

(1)   a review of the  activities  of the Issuer during such fiscal year and of the  Issuer's  performance  under  this  Indenture  has been made under such Authorized Officer's supervision; and

(2)   to the best of such Authorized Officer's knowledge,  based on such review,  the Issuer has  fulfilled  in all  material  respects all of its obligations  under this Indenture  throughout such year, or,  if there  has been a default  in the  fulfillment  of any such obligation,  specifying  each such default known to such Authorized
Officer  and  the  nature  and  status  thereof.  A  copy  of  such certificate  may be  obtained  by any  Noteholder  by a request  in writing to the Issuer  addressed to the  Corporate  Trust Office of the Indenture Trustee.

SECTION 3.10    Consolidation,    Merger,   etc.,   of   Issuer;
Disposition of Collateral.

(1)   The Issuer  shall not  consolidate  or merge with or into any other Person, unless:

  (1) the Person (if other than the Issuer)  formed by or surviving such  consolidation or merger shall be a Person organized and existing  under the laws of the United States of America,  or any State or the  District  of Columbia  and shall  expressly assume,  by an indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form satisfactory to the  Indenture  Trustee,  the due and  timely  payment of the principal  of and  interest on all Notes and the  performance or  observance  of  every  agreement  and  covenant  of  this
      Indenture  on the  part  of the  Issuer  to be  performed  or observed, all as provided herein;

  (2) immediately   after   giving   effect   to  such   merger  or
      consolidation,  no Event of Default  shall have  occurred and be continuing;

  (3) the Rating Agency  Condition  shall have been  satisfied with respect  to such  transaction  and such  Person for each then outstanding Series of Notes;

  (4) any action as is  necessary to maintain the lien and security interest created by this Indenture shall have been taken;

  (5) the Issuer shall have  delivered to the Indenture  Trustee an
      Officers'  Certificate and an Opinion of Counsel addressed to the Issuer, each stating:

(1)   that  such  consolidation  or  merger  and such  supplemental indenture comply with this Section 3.10; and

(2)   that all  conditions  precedent  herein  provided for in this
           Section  3.10  have  been  complied  with,  which  shall
           include any filing required by the Exchange Act; and

(6)   the Issuer has  received a Tax Opinion  regarding  the merger or consolidation.

(2)   Except as otherwise  expressly permitted by this Indenture or the other  Basic  Documents,  the  Issuer  shall not sell,  convey, exchange,  transfer or otherwise  dispose of any  material  portion of the  properties  and assets  included in the  Collateral  to any
Person, unless:

(1)   the Person that  acquires  such  properties  or assets of the
      Issuer  (A)  shall be  a United  States  citizen  or a Person organized  and existing  under the laws of the United  States of America or any State and (B) by an indenture  supplemental hereto,  executed and delivered to the Indenture Trustee,  in form satisfactory to the Indenture Trustee:

      (1)     expressly assumes the due and punctual payment of the
                principal  of and  interest  on all  Notes  and the
                performance  or observance  of every  agreement and
                covenant  of  this  Indenture  on the  part  of the
                Issuer  to  be  performed   or  observed,   all  as
                provided herein;

      (2)     expressly agrees that all right, title and interest so
                sold, conveyed, exchanged, transferred or otherwise
                disposed  of shall be subject  and  subordinate  to
                the rights of Noteholders;

      (3)    unless otherwise provided in such supplemental indenture,
                expressly  agrees  to  indemnify,  defend  and hold
                harmless  the  Issuer  against  and from any  loss,
                liability  or expense  arising  under or related to
                this Indenture and the Notes; and

      (4)   expressly agrees that such Person (or if a group of Persons, then one  specified  Person) shall make all filings
                with  the  Commission  (and any  other  appropriate
                Person)  required by the Exchange Act in connection
                with the Notes;

(2)   immediately  after  giving  effect  to such  transaction,  no
      Event of Default shall have occurred and be continuing;

(3)   the Rating Agency  Condition  shall have been  satisfied with respect  to such  transaction  and such  Person for each then outstanding Series of Notes;

(4)   any action as is  necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(5)   the Issuer shall have  delivered to the Indenture  Trustee an
      Officers'  Certificate and an Opinion of Counsel addressed to the Issuer, each stating that:

(1)   such sale, conveyance,  exchange, transfer or disposition and such  supplemental  indenture  comply with this Section
           3.10;

(2)   such sale, conveyance,  exchange, transfer or disposition and such  supplemental  indenture  have no material  adverse
           tax consequence to the Issuer or to any Noteholder; and

(3)   that all  conditions  precedent  herein  provided for in this
           Section  3.10  have  been  complied  with,  which  shall
           include any filing required by the Exchange Act.

SECTION 3.11    Successor or Transferee.

(1)   Upon any  consolidation or merger of the Issuer in accordance with  Section  3.10(a),  the  Person  formed by or  surviving  such consolidation  or merger (if other than the Issuer)  shall  succeed to,  and be  substituted  for,  and may  exercise  every  right and power of, the Issuer under this  Indenture  with the same effect as if such Person had been named as the Issuer herein.

(2)   Upon  a  conveyance   or  transfer  of  all  the  assets  and
properties of the Issuer  pursuant to Section  3.10(b),  the Issuer shall  be  released  from  every  covenant  and  agreement  of this
Indenture  to be  observed or  performed  on the part of the Issuer with  respect  to  the  Notes  immediately  upon  the  delivery  of written notice to the Indenture  Trustee from the Person  acquiring such  assets  and  properties  stating  that the Issuer is to be so released.

SECTION 3.12    No Other  Business.  The Issuer shall not engage in
any  business  or  activity  other  than  acquiring,   holding  and
managing the  Collateral  and the proceeds  therefrom in the manner contemplated  by the  Basic  Documents,  issuing  the Notes and the
Certificates,  making  payments  on the Notes and the  Certificates
and  such  other   activities  that  are  necessary,   suitable  or
convenient to accomplish the foregoing or are  incidental  thereto, as set forth in Section 2.3 of the Trust Agreement.

SECTION 3.13    No  Borrowing.  The Issuer shall not issue,  incur,
assume,   guarantee  or  otherwise   become  liable,   directly  or
indirectly,  for any  indebtedness  for money  borrowed  other than indebtedness  for  money  borrowed  in  respect  of the Notes or in accordance with the Basic Documents.

SECTION 3.14    Guarantees,    Loans,    Advances    and   Other
Liabilities.  Except  as  contemplated  by  this  Indenture  or the other  Basic  Documents,  the  Issuer  shall  not  make any loan or advance or credit to, or guarantee  (directly or  indirectly  or by an instrument  having the effect of assuring  another's  payment or performance  on  any  obligation  or  capability  of  so  doing  or
otherwise),   endorse  or  otherwise  become  contingently  liable,
directly  or  indirectly,   in  connection  with  the  obligations,
stocks or dividends  of, or own,  purchase,  repurchase  or acquire
(or agree  contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest  in, or make any capital contribution to, any other Person.

SECTION 3.15    Servicer's  Obligations.  The Issuer  shall use its
best efforts to cause the  Servicer to comply with its  obligations under  Sections  3.4,  3.5 and 3.6 of the Trust Sale and  Servicing
Agreement.

SECTION 3.16    Capital  Expenditures.  The  Issuer  shall not make
any  expenditure  (whether  by  long-term  or  operating  lease  or
otherwise)   for  capital   assets   (either   real,   personal  or
intangible  property)  other than the  purchase of the  Receivables and other  property  and rights from the Seller on the Closing Date and from time to time  thereafter  pursuant  to the Trust  Sale and
Servicing Agreement.

SECTION 3.17    Removal  of  Administrator.  So long  as any  Notes
are  Outstanding,  the Issuer  shall not  remove the  Administrator without  cause unless the Rating  Agency  Condition for each Series of Notes then  outstanding  shall have been satisfied in connection with such removal.

SECTION 3.18    Restricted   Payments.   Except  for   payments  of
principal  or interest on or  redemption  of the Notes,  so long as any Notes are  outstanding,  the  Issuer  shall  not,  directly  or indirectly:

(1)   pay any dividend or make any  distribution  (by  reduction of capital or otherwise),  whether in cash, property,  securities or a combination  thereof,  to  the  Owner  Trustee  or any  owner  of a beneficial  interest in the Issuer or otherwise,  in each case with respect to any  ownership  or equity  interest or similar  security in or of the Issuer or to the Servicer;

(2)   redeem,  purchase,  retire or otherwise acquire for value any such ownership or equity interest or similar security; or

(3)   set aside or  otherwise  segregate  any  amounts for any such purpose;

provided,  however,  that the Issuer may make, or cause to be made, distributions to the Servicer,  the Seller,  the Indenture Trustee,
the Owner Trustee and the  Securityholders  as permitted by, and to the extent funds are  available for such purpose  under,  the Trust
Sale and  Servicing  Agreement,  the Trust  Agreement  or the other
Basic  Documents.  The Issuer  shall not,  directly or  indirectly, make  payments to or  distributions  from the  Collection  Account, any Principal  Funding  Account or any other Trust Account or Group
Account except in accordance with the Basic Documents.

SECTION 3.19    Notice of Events of Default.  The Issuer  agrees to
give the Indenture  Trustee and the Rating  Agencies prompt written
notice  of  each  Event  of  Default   hereunder,   each  Servicing
Default,  any  Insolvency  Event with  respect to the Seller,  each default  on  the  part  of the  Seller  or the  Servicer  of  their
respective   obligations   under  the  Trust  Sale  and   Servicing
Agreement,  each  default on the part of Navistar  Financial or the
Seller  of  their  respective  obligations  under  the  Receivables
Purchase  Agreement,  and each default on the part of International or Navistar  Financial of their  respective  obligations  under the
Accounts  Sale   Agreement,   in  each  case  promptly   after  the
discovery thereof by the Issuer.

SECTION 3.20    Further  Instruments  and Acts. Upon request of the
Indenture  Trustee,  the Issuer  shall  execute  and  deliver  such further  instruments  and do such further acts as may be reasonably necessary  or proper to carry out more  effectively  the purpose of this Indenture.

SECTION 3.21    Indenture  Trustee's  Assignment  of  Interests in
Certain  Receivables.  The Indenture Trustee shall assign,  without recourse,  representation  or  warranty,  to  the  Servicer  or the
Seller,  as the case may be, all of the Indenture  Trustee's right, title  and  interest  in  and  to any  Receivable  assigned  by the
Issuer to the Servicer or the Seller,  as  applicable,  pursuant to
the   Receivables   Purchase   Agreement  or  the  Trust  Sale  and
Servicing  Agreement  (in each case,  to the extent so assigned and upon the  receipt of any  related  payment,  if  applicable),  such assignment being an assignment  outright and not for security;  and the Servicer or the Seller,  as  applicable,  shall  thereupon  own the  interest  purchased  in such  Receivable,  free of any further obligation to the  Indenture  Trustee or the  Securityholders  with respect  thereto.  If in any enforcement  suit or legal  proceeding it is held that the Servicer  may not enforce a  Receivable  on the ground  that  it is  not a  real  party  in  interest  or a  holder entitled to enforce such Receivable,  the Indenture  Trustee or the
Issuer shall,  at the  Servicer's  expense,  take such steps as the
Servicer  deems  necessary  to enforce  the  Receivable,  including bringing  suit in the  Indenture  Trustee's  name on  behalf of the
Noteholders,  the  names  of the  Noteholders  or the  name  of the
Issuer.

SECTION 3.22    Representations  and  Warranties  by the Issuer to
the Indenture  Trustee.  The Issuer hereby  represents and warrants to the Indenture Trustee as follows:

(1)   Good Title.  No interest  in any  Receivable  conveyed to the
Issuer  has been  sold,  transferred,  assigned  or  pledged by the
Issuer  to  any   Person   other   than  the   Indenture   Trustee;
immediately  prior to the conveyance of such  Receivables  pursuant to this  Indenture,  the  Issuer  had  good  and  marketable  title thereto, free of any Lien; and

(2)   All   Filings   Made.   All   filings   (including,   without
limitation,  Uniform  Commercial  Code  filings)  necessary  in any jurisdiction  to give the Indenture  Trustee,  upon the acquisition by  the  Issuer  of  any  Eligible  Receivable,  a  first  priority perfected  security interest in such Eligible  Receivable have been made.

ARTICLE 4
                     SATISFACTION AND DISCHARGE

SECTION 4.1     Satisfaction  and  Discharge  of  Indenture.   This
Indenture  shall cease to be of further  effect with respect to the
Notes  except as to:  (i) rights  of  registration  of transfer and
exchange;   (ii) substitution  of  mutilated,  destroyed,  lost  or
stolen Notes;  (iii) rights  of Noteholders to receive  payments of principal  thereof and interest  thereon;  (iv)  Sections 3.3, 3.4,
3.5,  3.8,  3.10,  3.12,  3.13,  3.19  and  3.21;  (v) the  rights, obligations  and  immunities  of the  Indenture  Trustee  hereunder
(including  the rights of the  Indenture  Trustee under Section 6.7 and the  obligations  of the Indenture  Trustee under Sections 4.2 and 4.4);  and  (vi) the  rights of  Noteholders  as  beneficiaries
hereof  with  respect  to  the  property  so  deposited   with  the
Indenture   Trustee  payable  to  all  or  any  of  them,  and  the
Indenture  Trustee,  on demand of and at the expense of the Issuer, shall execute proper  instruments  acknowledging  satisfaction  and discharge of this Indenture with respect to the Notes, if:

(1)   either:

(1)   all Notes  theretofore  authenticated  and  delivered  (other than (A) Notes that have been  destroyed,  lost or stolen and that have been  replaced  or paid as  provided in Section 2.5 and (B) Notes for whose  payment money has  theretofore  been deposited  in  trust or  segregated  and held in trust by the
      Issuer  and  thereafter  repaid to the  Issuer or  discharged from  such  trust,  as  provided  in  Section  3.3) have been delivered to the Indenture Trustee for cancellation; or

(2)   all Notes not theretofore  delivered to the Indenture Trustee for cancellation:

(1)   have become due and payable,

(2)   will be due and  payable  on their  respective  stated  final maturity dates within one year, or

(3)   are  to be  called  for  redemption  within  one  year  under arrangements  satisfactory to the Indenture  Trustee for
           the  giving  of notice of  redemption  by the  Indenture
           Trustee in the name, and at the expense, of the Issuer,

      and the Issuer, in the case of (A), (B) or (C) of subsection
      4.1(a)(ii)  above, has irrevocably  deposited or caused to be irrevocably  deposited  with the  Indenture  Trustee  cash or direct  obligations  of  or  obligations  guaranteed  by  the
      United  States of America  (which  will  mature  prior to the date such amounts are  payable),  in trust for such  purpose, in an  amount  sufficient  to pay and  discharge  the  entire unpaid  principal  and  accrued  interest  on such  Notes not
      theretofore   delivered   to  the   Indenture   Trustee   for
      cancellation when due;

(2)   the  Issuer  has paid or caused to be paid or  performed  all amounts  and  obligations  which the Issuer may owe to or on behalf of the Indenture  Trustee for the benefit of the Noteholders  under this Indenture or the Notes; and

(3)   the  Issuer  has  delivered  to  the  Indenture   Trustee  an
Officer's  Certificate  of the Issuer  and an  Opinion of  Counsel,
each meeting the  applicable  requirements  of Section  11.1(a) and each  stating that all  conditions  precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture have been complied with.

SECTION 4.2     Application  of Trust Money.  All monies  deposited
with the  Indenture  Trustee  pursuant to Section 4.1 shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture and the  applicable  provisions of the
Trust  Sale  and  Servicing  Agreement,   to  the  payment,  either
directly  or through any Paying  Agent,  as the  Indenture  Trustee may  determine,  to the  Holders  of the  particular  Notes for the payment or  redemption  of which such  monies  have been  deposited with the  Indenture  Trustee,  of all sums  due and to  become  due thereon for  principal  and  interest;  but such monies need not be segregated  from other funds except to the extent  required  herein or in the Trust Sale and Servicing Agreement or by applicable law.

SECTION 4.3     Repayment  of  Monies  Held  by  Paying  Agent.  In
connection  with the  satisfaction  and discharge of this Indenture with  respect to each Series of Notes,  all monies then held by any
Paying   Agent  other  than  the   Indenture   Trustee   under  the
provisions  of  this  Indenture  with  respect  to all  such  Notes shall,  upon  demand  of the  Issuer,  be  paid  to  the  Indenture
Trustee  to be  held  and  applied  according  to  Section  3.3 and thereupon  such Paying  Agent  shall be  released  from all further liability with respect to such monies.

SECTION 4.4     Duration   of  Position   of   Indenture   Trustee.
Notwithstanding  the earlier  payment in full of all  principal and interest  due to all  Noteholders  under  the terms of the Notes of each  Series  and  the  cancellation  of  such  Notes  pursuant  to
Section 3.1, the  Indenture  Trustee  shall  continue to act in the capacity  as  Indenture  Trustee  hereunder  to the  benefit of the
Certificateholders  and the Indenture  Trustee,  for the benefit of the  Certificateholders,  shall comply with its  obligations  under
Sections  6.1(a),  8.2  and 8.3 of the  Trust  Sale  and  Servicing
Agreement,  as  appropriate,  until such time as all  distributions due to the  Certificateholders  have been  paid in full;  provided, however  that  this  Section  4.4  shall  not  apply so long as the
Seller (or an affiliate) is the only Certificateholder.

ARTICLE 5
                        DEFAULT AND REMEDIES

SECTION 5.1     Events  of  Default.   For  the  purposes  of  this
Indenture,  "Event of Default" wherever used herein,  means any one of  the  following  events  occurring  in  relation  to a  specific
Series:

(1)   failure  to pay any  interest  on any Note of such  Series as and when the same becomes due and payable,  and such failure  shall continue unremedied for a period of five Business Days; or

(2)   except as set forth in  Section  5.1(c),  failure  to pay any installment  of the  principal  of any Note of such  Series  as and when the same becomes due and payable,  and such failure  continues unremedied  for a period of five  Business  Days after  there shall have been given,  by registered or certified  mail,  written notice thereof  to  the  Servicer  by  the  Indenture  Trustee  or to  the
Servicer  and the  Indenture  Trustee  by the  Holders  of not less than  25% of the  aggregate  outstanding  principal  amount  of the
Notes of such  Series,  a written  notice  specifying  such default and  demanding  that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

(3)   failure  to  pay  in  full  the  unpaid   principal   balance
attributable  to such  Series  of Notes  on or prior to the  Stated
Final Maturity Date for such Series or class; or

(4)   default in the  observance  or  performance  in any  material respect of any  covenant  or  agreement  of the Issuer made in this
Indenture  (other  than a covenant or  agreement,  a default in the observance  or  performance  of which is  specifically  dealt  with elsewhere  in  this  Section  5.1)  which  failure  materially  and adversely  affects the rights of the  Noteholders  of such  Series, and such  default  shall  continue  or not be cured for a period of
60  days  after  there  shall  have  been  given,   by  registered,
certified  or  overnight  mail or by hand  delivery,  to the Issuer and the Seller (or the Servicer,  as  applicable)  by the Indenture
Trustee  or to the  Issuer  and the  Seller  (or the  Servicer,  as
applicable)  and the  Indenture  Trustee by the Holders of not less than  25% of the  aggregate  outstanding  principal  amount  of the
Notes of such  Series,  a written  notice  specifying  such default and  requiring  it to be remedied and stating that such notice is a
"Notice of Default" hereunder; or

(5)   the  filing  of  an  order  for  relief  by  a  court  having jurisdiction  in the  premises  in  respect  of the  Issuer  or any substantial  part of the  Collateral in an  involuntary  case under
the   Bankruptcy   Code,   and  such  order  shall  have  continued
undischarged  or  unstayed  for a period of 90 days;  or the filing of a  decree  or  order  by a  court  having  jurisdiction  in  the
premises   approving   as   properly   filed  a  petition   seeking
reorganization,  arrangement,  adjustment  or  composition  of  the
Issuer  under any other  Insolvency  Law,  and such decree or order shall have  continued  undischarged  or unstayed for a period of 90 days;  or the  filing  of a  decree  or  order  of a  court  having jurisdiction  in the premises  appointing  a receiver,  liquidator, assignee,  custodian,  trustee, sequestrator or similar official of the  Issuer  or for  any  substantial  part of the  Collateral,  or ordering the  winding-up or  liquidation  of the Issuer's  affairs, and such  decree or order  shall have  continued  undischarged  and unstayed for a period of 90 consecutive days; or

(6)   the  commencement by the Issuer of a voluntary case under the
Bankruptcy  Code;  or the filing of a petition or answer or consent by the Issuer seeking  reorganization,  arrangement,  adjustment or composition  under any other  Insolvency  Law,  or  consent  to the filing of any such petition,  answer or consent;  or the consent by the Issuer to the  appointment or taking  possession by a receiver, liquidator,  assignee,  custodian, trustee, sequestrator or similar official  of  the  Issuer  or  for  any  substantial  part  of  the
Collateral,  or the making by the Issuer of an  assignment  for the
benefit  of   creditors,   or  the  admission  in  writing  of  its
inability to pay its debts generally as such debts become due; or

(7)   any other event designated as such in a Series Supplement.

The Issuer  shall  deliver to the  Indenture  Trustee  within  five
Business Days after  learning of the  occurrence  thereof,  written notice  in the form of an  Officer's  Certificate  of any  Event of
Default  under  Section  5.1(d),  its  status  and what  action the
Issuer is taking or proposes to take with respect thereto.

SECTION 5.2     Acceleration of Maturity; Rescission and Annulment.

(1)   If an Event of  Default  with  respect to any Series of Notes should  occur  and be  continuing,  then  and in every  such  case, unless  the  principal  amount  of the Notes of such  Series  shall have already become due and payable,  either the Indenture  Trustee or the Holders of Notes of such Series  representing  not less than a  majority  of the  principal  amount of that  Series of Notes may declare  the  principal  of those Notes to be  immediately  due and payable,  by a  notice  in  writing  to  the  Issuer  (and  to  the
Indenture  Trustee  if given  by the  Noteholders  of such  Series)
setting  forth the Event or  Events of  Default,  and upon any such declaration  the unpaid  principal  amount of such Notes,  together with  accrued  and  unpaid  interest  thereon  through  the date of acceleration,  shall  become  immediately  due  and  payable.  Such declaration  will constitute an Early  Amortization  Event for that
Series and may be rescinded as set forth in Section 5.2(b).

(2)   At  any  time  after  such  declaration  of  acceleration  of maturity  has  been  made and  before  a  judgment  or  decree  for payment  of the  money  due  has  been  obtained  by the  Indenture
Trustee as  hereinafter  provided in this Article V, the Holders of
Notes  representing  a  majority  of the  principal  amount  of the
Notes,  by written notice to the Issuer and the Indenture  Trustee, may  rescind  and  annul  such  declaration  and its  consequences;
provided,  however,  that no such  rescission  and annulment  shall extend to or affect any  subsequent  Event of Default or impair any right  consequent  thereto;  and  provided,  further,  that  if the
Indenture  Trustee shall have  proceeded to enforce any right under this Indenture and such  proceedings  shall have been  discontinued
or abandoned  because of such  rescission  and annulment or for any other  reason,  or shall  have  been  determined  adversely  to the
Indenture  Trustee,  then and in every  such  case,  the  Indenture
Trustee,  the  Issuer  and the  Noteholders,  as the  case  may be, shall be restored to their  respective  former positions and rights hereunder,  and all rights,  remedies  and powers of the  Indenture
Trustee,  the  Issuer  and the  Noteholders,  as the  case  may be, shall continue as though no such proceedings had been commenced.

SECTION 5.3     Collection   of   Indebtedness   and   Suits  for
Enforcement by Indenture Trustee.

(1)   The Issuer  covenants  that if there  shall occur an Event of
Default  under  Sections  5.1(a),  (b) or (c)  that  has  not  been waived  pursuant  to Section  5.12,  and the Notes of the  affected
Series have been  declared due and payable,  then the Issuer shall, upon  demand  of  the  Indenture  Trustee,  pay  to  the  Indenture
Trustee,  for the ratable  benefit of the  parties to receive  such amounts  pursuant  to the  terms  of  this  Indenture,  the  entire amount  then  due and  payable  on the  Notes  of such  Series  for principal  and interest,  with interest upon the overdue  principal for each  Series of Notes,  at the rate  borne by such Notes and in addition  thereto such  further  amount as shall be  sufficient  to cover the costs and  expenses of  collection,  including  any fees, the reasonable compensation,  expenses,  disbursements and advances of the  Indenture  Trustee  and its  agents and  counsel,  with all such  amounts  applied  as  described  in clause  FIRST of Section
5.4(b).

(2)   The Indenture  Trustee,  following the occurrence of an Event of Default,  shall have full right,  power and  authority  to take, or  defer  from  taking,  any  and all  acts  with  respect  to the administration,  maintenance  or  disposition  of  the  collateral, including  the exercise of any  remedies  specified in Sections 5.3 and 5.4.

(3)   If the Issuer  shall fail  forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name on behalf of the Noteholders  and as trustee of an express trust,  may institute a  Proceeding  for the  collection  of the sums so due and  unpaid, and may  prosecute  such  Proceeding  to judgment or final  decree, and may enforce the same  against the Issuer or other  obligor upon such Notes and  collect in the  manner  provided  by law out of the property of the Issuer or other  obligor upon such Notes,  wherever situated, the monies adjudged or decreed to be payable.

(4)   If  an  Event  of  Default  occurs  and  is  continuing,  the
Indenture  Trustee may, as more  particularly  provided in Section
5.4, in its  discretion,  proceed to protect and enforce its rights
and  the   rights   of  the   Noteholders,   by  such   appropriate
Proceedings  as are  necessary or as the  Indenture  Trustee  shall deem  necessary  to protect and enforce  any such  rights,  whether for the specific  enforcement  of any covenant or agreement in this
Indenture  or in aid of the exercise of any power  granted  herein, or to enforce any other proper  remedy or legal or equitable  right
vested  in  the   Indenture   Trustee  by  this   Indenture  or  by
applicable law.

(5)   If there  shall be  pending,  relative  to the  Issuer or any other  obligor  upon the Notes or any Person  having or claiming an
ownership  interest  in  the  Collateral,   Proceedings  under  any
Insolvency   Law,  or  if  a  receiver,   assignee  or  trustee  in
bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been  appointed for or taken  possession of the
Issuer or its  property  or such other  obligor  or  Person,  or in case of any other comparable judicial  Proceedings  relative to the
Issuer or other  obligor  upon the Notes,  or to the  creditors  or property  of the  Issuer  or  such  other  obligor,  the  Indenture
Trustee,  irrespective  of whether the principal of any Notes shall then be due and payable as therein  expressed or by  declaration or otherwise and  irrespective of whether the Indenture  Trustee shall have made any demand  pursuant to the  provisions  of this Section
5.3,  shall be entitled  and  empowered,  by  intervention  in such
Proceedings or otherwise:

(1)   to file and prove a claim or claims  for the whole  amount of principal  and  interest  owing and  unpaid in respect of the
      Notes and to file such other  papers or  documents  as may be necessary  or  advisable  in order to have the  claims of the
      Indenture   Trustee   (including  any  claim  for  reasonable
      compensation  to the Indenture  Trustee and each  predecessor trustee, and their respective agents,  attorneys and counsel,
      and  for   reimbursement  of  all  expenses  and  liabilities
      incurred,  and all advances  made, by the  Indenture  Trustee
      and  each  predecessor   trustee,   except  as  a  result  of
      negligence  or bad faith) and of the  Noteholders  allowed in such Proceedings;

(2)   unless prohibited by applicable law and regulations,  to vote on  behalf  of the  Holders  of  Notes in any  election  of a trustee,  a  standby  trustee  or Person  performing  similar functions in any such Proceedings;

(3)   to collect and receive any monies or other  property  payable or  deliverable  on any such  claims  and to  distribute  all
      amounts   received   with   respect  to  the  claims  of  the
      Noteholders and of the Indenture Trustee on their behalf; and

(4)   to file such  proofs of claim and other  papers or  documents as may be  necessary or advisable in order to have the claims of the  Indenture  Trustee or the Holders of Notes allowed in
      any  judicial   proceedings   relative  to  the  Issuer,  its
      creditors  and  its  property;  and  any  trustee,  receiver, liquidator,  custodian or other similar  official in any such
      Proceeding is hereby  authorized by each of such  Noteholders to  make  payments  to the  Indenture  Trustee,  and,  if the
      Indenture  Trustee  shall  consent to the making of  payments directly  to  such  Noteholders,  to  pay  to  the  Indenture
      Trustee  such  amounts  as  shall  be   sufficient  to  cover
      reasonable   compensation  to  the  Indenture  Trustee,  each
      predecessor  trustee and their respective  agents,  attorneys
      and  counsel,   and  all  other   expenses  and   liabilities
      incurred,  and all advances  made, by the  Indenture  Trustee
      and  each   predecessor   trustee   except  as  a  result  of
      negligence or bad faith.

(6)   Nothing  herein  contained  shall be deemed to authorize  the
Indenture  Trustee  to  authorize  or  consent  to or  vote  for or
accept  or  adopt  on  behalf  of  any   Noteholder   any  plan  of
reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Holder  thereof or to authorize  the
Indenture   Trustee  to  vote  in  respect  of  the  claim  of  any
Noteholder in any such  proceeding  except,  as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(7)   All  rights of action  and of  asserting  claims  under  this
Indenture,  or  under  any of the  Notes,  may be  enforced  by the
Indenture  Trustee  without the  possession  of any of the Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any  such  Proceedings  instituted  by the  Indenture
Trustee  shall be  brought in its own name as trustee of an express trust,  and any  recovery  of  judgment,  subject to the payment of the  expenses,  disbursements  and  compensation  of the  Indenture
Trustee,  each predecessor  trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(8)   In any  Proceedings  brought by the  Indenture  Trustee  (and
also  any   Proceedings   involving  the   interpretation   of  any
provision of this  Indenture to which the  Indenture  Trustee shall be a party),  the Indenture  Trustee shall be held to represent all the  Noteholders,  and  it  shall  not be  necessary  to  make  any
Noteholder a party to any such Proceedings.

SECTION 5.4     Remedies; Priorities.

(1)   If an Event of Default  shall have occurred and be continuing and a Series of Notes has been  accelerated  under Section  5.2(a), the  Indenture  Trustee may (but shall not be  required  to) do one or more of the following (subject to Section 5.5):

(1)   institute  Proceedings  in its  own  name  on  behalf  of the
      Noteholders  and as  trustee  of an  express  trust  for  the collection  of all  amounts  then  payable on such  Series of
      Notes or under this Indenture with respect  thereto,  whether by  declaration  of  acceleration  or otherwise,  enforce any judgment obtained,  and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(2)   institute  Proceedings  from time to time for the complete or partial  foreclosure  of this  Indenture  with respect to the
      Collateral;

(3)   exercise  any  remedies of a secured  party under the UCC and take any other appropriate  action to protect and enforce the
      rights  and  remedies  of  the  Indenture   Trustee  and  the
      Noteholders; and

(4)   sell the  portions of the  related  Collateral  allocated  to that  Series,  or any  portion  thereof or rights or interest therein,  at one or more public or private  sales  called and conducted  in any  manner  permitted  by law or elect to have the Issuer maintain  possession of the Collateral,  including the  Receivables  included  therein,  and  continue  to apply
      Collections  on such  Receivables  as if  there  had  been no declaration of acceleration  (although the Early Amortization
      Period  commenced by that  declaration  shall continue unless the declaration is rescinded);  provided,  however,  that the
      Indenture  Trustee  may not sell or  otherwise  liquidate  an interest in the Collateral  following an Event of Default and acceleration  of the Notes,  unless (A) the Holders of all of
      the   outstanding   Notes  of  the  affected  Series  consent
      thereto,   (B) the  proceeds  of  such  sale  or  liquidation
      distributable  to  the   Securityholders  are  sufficient  to
      discharge in full the  principal of and the accrued  interest on the  Notes of the  affected  Series as of the date of such sale or  liquidation  or  (C) (i)  there has been an Event of
      Default  under  Section  5.1(a),  (b)  or  (c)  or  otherwise arising  from  a  failure  to  make  a  required  payment  of
      principal   on  any  Notes,   (ii)  the   Indenture   Trustee
      determines  that the Trust Assets are reasonably  unlikely to provide  sufficient funds for the payment of principal of and interest  on such Series of Notes as and when they would have become  due if the  Notes  had  not  been  declared  due  and payable and (iii) the Indenture  Trustee  obtains the consent of  Holders  of  a  majority  of  the  aggregate  outstanding principal  amount of such  Series of  Notes.  In  determining such  sufficiency  or  insufficiency  with respect to clauses
      (B) and (C), the Indenture  Trustee may, but need not, obtain and  rely  upon  an  opinion  of  an  Independent  investment banking or accounting  firm of national  reputation as to the
      feasibility   of  such   proposed   action   and  as  to  the
      sufficiency of the Trust Assets for such purpose.

(2)   If the  Indenture  Trustee  collects  any  money or  property pursuant  to  this  Article  V, it  shall  pay  out  the  money  or property in the following order:

                FIRST:  to the  Indenture  Trustee  for amounts due
      under Section 6.7; and

                SECOND:  to the  Collection  Account for allocation
      and   distribution   pursuant   to  the   applicable   Series
      Supplement, with such amounts being deemed to be Collections.

SECTION 5.5     Optional  Preservation  of the  Collateral.  If the
Notes have been  declared to be due and payable  under  Section 5.2 following  an  Event  of  Default  and  such  declaration  and  its consequences  have not been  rescinded and annulled,  the Indenture
Trustee  may, but need not,  elect to take and maintain  possession of the  Collateral.  It is the  desire of the  parties  hereto  and the  Noteholders  that there be at all times  sufficient  funds for the payment of  principal  of and  interest  on the Notes,  and the
Indenture   Trustee  shall  take  such  desire  into  account  when
determining  whether or not to take and maintain  possession of the
Collateral.   In   determining   whether   to  take  and   maintain
possession of the Collateral,  the Indenture  Trustee may, but need not,  obtain and rely upon an opinion of an Independent  investment banking  or  accounting  firm  of  national  reputation  as to  the feasibility  of such proposed  action and as to the  sufficiency of the Collateral for such purpose.

SECTION 5.6     Limitation  of Suits.  No Holder of any Note  shall
have  any  right  to   institute   any   Proceeding,   judicial  or
otherwise,  with respect to this Indenture,  or for the appointment of a  receiver  or  trustee,  or for any  other  remedy  hereunder, unless:

(1)   such  Holder  has  previously  given  written  notice  to the
Indenture Trustee of a continuing Event of Default;

(2)   the  Holders  of not  less  than 25% in  aggregate  principal amount of the  outstanding  Notes have made written  request to the
Indenture  Trustee to institute such  Proceeding in respect of such
Event of Default in its own name as Indenture Trustee hereunder;

(3)   such Holder or Holders have offered to the Indenture  Trustee reasonable  indemnity  against the costs,  expenses and liabilities to be incurred in complying with such request;

(4)   the  Indenture  Trustee for 60 days after its receipt of such notice,  request  and offer of  indemnity  has failed to  institute such Proceedings; and

(5)   no direction  inconsistent with such written request has been given to the  Indenture  Trustee  during such 60-day  period by the
Holders of a majority of the  Outstanding  Amount of the Notes;  it being  understood  and  intended  that  no one or more  Holders  of
Notes  shall  have any right in any manner  whatever  by virtue of, or by  availing  of, any  provision  of this  Indenture  to affect, disturb or  prejudice  the rights of any other  Holders of Notes or to obtain  or to seek to obtain  priority  or  preference  over any other  Holders  of  Notes  or  to  enforce  any  right  under  this
Indenture,  except  in the  manner  herein  provided  and  for  the equal,  ratable  and common  benefit of all  holders of Notes.  For the protection  and  enforcement of the provisions of this Section
5.6,  each and every  Noteholder  shall be  entitled to such relief as can be given either at law or in equity.

           If the Indenture  Trustee shall receive  conflicting  or
inconsistent  requests  and  indemnity  from two or more  groups of
Holders of Notes,  each  representing  less than a majority  of the
aggregate   principal   amount  of  the  outstanding   Notes,   the
Indenture  Trustee  in  its  sole  discretion  may  determine  what
action,  if  any,  shall  be  taken,   notwithstanding   any  other
provisions of this Indenture.

SECTION 5.7     Unconditional  Rights of  Noteholders  To  Receive
Principal and  Interest.  Notwithstanding  any other  provisions in this  Indenture,  the  Holder  of any Note  shall  have the  right, which is  absolute  and  unconditional,  to receive  payment of the principal of and  interest on such Note on or after the  respective due  dates  thereof  expressed  in such  Note or in this  Indenture
(or,  in the case of  redemption,  if  applicable,  on or after the
Redemption  Date) and to institute suit for the  enforcement of any such  payment,  and such right  shall not be  impaired  without the consent of such Holder.

SECTION 5.8     Restoration   of  Rights  and   Remedies.   If  the
Indenture  Trustee or any  Noteholder has instituted any Proceeding to  enforce  any  right or remedy  under  this  Indenture  and such
Proceeding  has been  discontinued  or abandoned  for any reason or has been determined  adversely to the Indenture  Trustee or to such
Noteholder,  then and in every such case the Issuer,  the Indenture
Trustee and the  Noteholders  shall,  subject to any  determination in such Proceeding,  be restored  severally and to their respective
former   positions   hereunder,   and  thereafter  all  rights  and
remedies  of  the  Indenture  Trustee  and  the  Noteholders  shall continue as though no such Proceeding had been instituted.

SECTION 5.9     Rights  and  Remedies   Cumulative.   No  right  or
remedy herein  conferred upon or reserved to the Indenture  Trustee or to the  Noteholders  is  intended to be  exclusive  of any other right or remedy,  and every right and remedy  shall,  to the extent permitted  by law,  be  cumulative  and in  addition to every other right and remedy given  hereunder  or now or hereafter  existing at law or in equity or  otherwise.  The  assertion  or  employment  of any right or remedy  hereunder,  or  otherwise,  shall not  prevent the  concurrent  assertion or employment  of any other  appropriate right or remedy.
SECTION 1.1

SECTION 5.10    Delay  or  Omission  Not  a  Waiver.  No  delay  or
omission  of the  Indenture  Trustee  or any  Holder of any Note to
exercise  any right or remedy  accruing  upon any  Default or Event of Default  shall  impair any such right or remedy or  constitute a waiver of any such  Default or Event of Default or an  acquiescence therein.  Every  right  and  remedy  given by this  Article V or by law  to  the  Indenture  Trustee  or  to  the  Noteholders  may  be
exercised  from  time  to  time,  and as  often  as  may be  deemed expedient,  by the Indenture Trustee or by the Noteholders,  as the
case may be.

SECTION 5.11    Control by  Noteholders.  The Holders of a majority
in  aggregate  principal  amount of the  outstanding  Notes  shall,
subject  to  provision  being  made  for  indemnification   against
costs,  expenses  and  liabilities  in a form  satisfactory  to the
Indenture  Trustee,  have the right to direct the time,  method and place of  conducting  any  Proceeding  for any remedy  available to the Indenture  Trustee with respect to the Notes or exercising  any trust  or  power  conferred  on the  Indenture  Trustee;  provided, however, that:

(1)   such direction  shall not be in conflict with any rule of law or with this Indenture;

(2)   subject to the express  terms of Section 5.4,  any  direction to the  Indenture  Trustee to sell or  liquidate  the Trust  Assets shall be by the  Holders of Notes  representing  not less than 100%
of the outstanding Notes;

(3)   if  the  conditions  set  forth  in  Section  5.5  have  been satisfied  and the  Indenture  Trustee  elects to retain  the Trust
Assets   pursuant  to  Section  5.5,  then  any  direction  to  the
Indenture  Trustee by Holders of Notes  representing less than 100%
of the  outstanding  Notes to sell or  liquidate  the Trust  Assets shall be of no force and effect; and

(4)   the  Indenture  Trustee  may take  any  other  action  deemed proper  by the  Indenture  Trustee  that is not  inconsistent  with such direction;  provided,  however,  that, subject to Section 6.1, the  Indenture  Trustee need not take any action that it determines might  cause it to incur any  liability  (y) with  respect to which the  Indenture  Trustee  shall have  reasonable  grounds to believe that adequate  indemnity  against such  liability is not assured to it and (z) which might  materially  adversely  affect the rights of any Noteholders not consenting to such action.

SECTION 5.12    Waiver of Past Defaults.

(1)   Prior to the declaration of the  acceleration of the maturity of a Series of Notes as  provided  in Section  5.2,  the Holders of not less than a majority  in  principal  amount of the  outstanding
Notes  of such  Series  may  waive  any  past  Default  or Event of
Default and its  consequences  except a Default  (i) in the payment of  principal  of or  interest  on  any  of the  Notes  or  (ii) in respect of a covenant or  provision  hereof that cannot be modified or  amended  without  the  consent of the Holder of each such Note.
In the case of any such waiver,  the Issuer,  the Indenture Trustee and the  Noteholders  shall be restored to their  former  positions and  rights  hereunder,  respectively;  but no  such  waiver  shall extend to any  subsequent  or other  Default  or  impair  any right consequent thereto.

(2)   Upon any such waiver,  such Default  shall cease to exist and be  deemed to have been  cured  and not to have  occurred,  and any
Event of  Default  arising  therefrom  shall be deemed to have been cured  and  not  to  have  occurred,  for  every  purpose  of  this
Indenture;  but no such waiver  shall extend to any  subsequent  or other  Default or Event of  Default or impair any right  consequent thereto.

SECTION 5.13    Undertaking   for  Costs.   All   parties  to  this
Indenture  agree,  and each  Holder  of any  Note by such  Holder's acceptance  thereof shall be deemed to have agreed,  that any court
may  in  its  discretion   require,   in  any  Proceeding  for  the
enforcement  of any right or remedy  under  this  Indenture,  or in any  Proceeding  against  the  Indenture  Trustee  for  any  action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party  litigant in such  Proceeding of an undertaking to pay the  costs of such  Proceeding,  and  that  such  court  may in its
discretion   assess   reasonable   costs,    including   reasonable
attorneys'  fees and expenses,  against any party  litigant in such
Proceeding,  having  due regard to the merits and good faith of the
claims  or  defenses   made  by  such  party   litigant;   but  the
provisions of this Section 5.13 shall not apply to:

(1)   any Proceeding instituted by the Indenture Trustee;

(2)   any  Proceeding  instituted  by any  Noteholder,  or group of
Noteholders,  in each case holding in the  aggregate  more than 10%
of the aggregate principal amount of the Notes; or

(3)   any   Proceeding   instituted  by  any   Noteholder  for  the
enforcement  of the  payment of  principal  of or  interest  on any
Note on or after the  respective  due dates  expressed in such Note and in this Indenture  (or, in the case of redemption,  on or after the Redemption Date).

SECTION 5.14    Waiver  of  Stay  or  Extension  Laws.  The  Issuer
covenants  (to the  extent  that  it may  lawfully  do so)  that it shall  not at any time  insist  upon,  or  plead  or in any  manner whatsoever,  claim or take the  benefit or  advantage  of, any stay or extension  law wherever  enacted,  now or at any time  hereafter
in  force,   that  may  adversely   affect  the  covenants  or  the
performance  of this  Indenture.  The Issuer (to the extent that it may  lawfully  do  so)  hereby  expressly  waives  all  benefit  or advantage  of any  such  law,  and  covenants  that  it  shall  not hinder,  delay or impede the execution of any power herein  granted
to  the  Indenture  Trustee,   but  shall  suffer  and  permit  the
execution  of  every  such  power  as  though  no such law had been enacted.

SECTION 5.15    Action on Notes.  The Indenture  Trustee's right to
seek and  recover  judgment  on the Notes or under  this  Indenture shall not be affected by the seeking,  obtaining or  application of
any  other  relief  under  or  with  respect  to  this   Indenture.
Neither  the lien of this  Indenture  nor any rights or remedies of the Indenture  Trustee or the Noteholders  shall be impaired by the recovery  of any  judgment  by the  Indenture  Trustee  against the
Issuer or by the levy of any  execution  under such  judgment  upon any  portion  of the Trust  Assets or upon any of the assets of the
Issuer.  Any money or property  collected by the Indenture  Trustee shall be applied in accordance with Section 5.4(b) hereof.

SECTION 5.16    Performance and Enforcement of Certain Obligations.

(1)   Promptly  following a request from the  Indenture  Trustee to do so and at the  Administrator's  expense,  the  Issuer  agrees to take all such lawful  action as the  Indenture  Trustee may request to compel or secure the  performance  and  observance by the Seller and the  Servicer  of their  respective  obligations  to the Issuer
under  or  in   connection   with  the  Trust  Sale  and  Servicing
Agreement  and the  Receivables  Purchase  Agreement or by Navistar
Financial  of its  obligations  under  or in  connection  with  the
Receivables   Purchase  Agreement  in  accordance  with  the  terms
thereof, and to exercise any and all rights,  remedies,  powers and
privileges   lawfully   available   to  the  Issuer   under  or  in
connection  with the  Trust  Sale and  Servicing  Agreement  to the extent  and in  the  manner  directed  by  the  Indenture  Trustee, including  the  transmission  of  notices of default on the part of the  Seller  or the  Servicer  thereunder  and the  institution  of legal  or  administrative  actions  or  proceedings  to  compel  or secure  performance  by the Seller or the Servicer of each of their obligations under the Trust Sale and Servicing Agreement.

(2)   If an Event of Default has  occurred and is  continuing,  the
Indenture  Trustee  may,  and, at the  direction  (which  direction
shall  be  in  writing  or  by  telephone   (confirmed  in  writing
promptly   thereafter))   of  the   Holders   of   66-2/3%  of  the
outstanding  Notes  of any  affected  Series  shall,  exercise  all rights,  remedies,  powers,  privileges  and  claims of the  Issuer against  the Seller or the  Servicer  under or in  connection  with the Trust  Sale and  Servicing  Agreement,  including  the right or power to take  any  action  to  compel  or  secure  performance  or observance  by  the  Seller  or  the  Servicer  of  each  of  their obligations  to the  Issuer  thereunder  and to give  any  consent, request,  notice,  direction,  approval,  extension or waiver under the  Trust  Sale  and  Servicing  Agreement,  and any  right of the
Issuer to take such action shall be suspended.

(3)   Promptly  following a request from the  Indenture  Trustee to do so and at the  Administrator's  expense,  the  Issuer  agrees to take all such lawful  action as the  Indenture  Trustee may request to compel or secure the  performance  and  observance  by  Navistar
Financial of its  obligations  to the Seller under or in connection with the  Receivables  Purchase  Agreement in  accordance  with the terms  thereof,  and to  exercise  any  and all  rights,  remedies, powers and  privileges  lawfully  available  to the Issuer under or in  connection  with  the  Receivables  Purchase  Agreement  to the extent  and in  the  manner  directed  by  the  Indenture  Trustee, including  the  transmission  of  notices of default on the part of
the   Seller   thereunder   and  the   institution   of   legal  or
administrative   actions  or   proceedings   to  compel  or  secure
performance  by Navistar  Financial  of its  obligations  under the
Receivables Purchase Agreement.

(4)   If an Event of Default has  occurred and is  continuing,  the
Indenture  Trustee  may,  and, at the  direction  (which  direction
shall  be  in  writing  or  by  telephone   (confirmed  in  writing
promptly   thereafter))   of  the   Holders   of   66-2/3%  of  the
outstanding  Notes of any  outstanding  Series shall,  exercise all rights,  remedies,  powers,  privileges  and  claims of the  Seller
against  Navistar   Financial  under  or  in  connection  with  the
Receivables  Purchase  Agreement,  including  the right or power to take any action to compel or secure  performance  or  observance by
Navistar  Financial  of its  obligations  to the Seller  thereunder and to give any  consent,  request,  notice,  direction,  approval, extension or waiver under the Receivables  Purchase Agreement,  and any right of the Seller to take such action shall be suspended.

SECTION 5.17    Early  Amortization  Events.  Immediately  upon the
occurrence of any event  described  below or in the related  Series
Supplement  for a Series of Notes,  subject to  applicable  law and any other  condition  specified in the related  Series  Supplement, and after any  applicable  grace period  specified  below or in the
Series Supplement,  an amortization event (an "Early  Amortization
Event")  shall  occur  without  any  notice or other  action on the part of any party solely with respect to the affected Series.

(1)   the  filing  of  an  order  for  relief  by  a  court  having jurisdiction  in the  premises  in  respect  of any  Securitization
Party or any  substantial  part of the Collateral in an involuntary
case  under  the  Bankruptcy   Code,  and  such  order  shall  have
continued  undischarged  or  unstayed  for a period of 90 days;  or the filing of a decree or order by a court having  jurisdiction  in the  premises  approving  as  properly  filed  a  petition  seeking reorganization,  arrangement,  adjustment  or  composition  of such
Securitization  Party  under any  other  Insolvency  Law,  and such decree or order shall have continued  undischarged  or unstayed for a  period  of 90 days;  or the  filing  of a  decree  or order of a court having  jurisdiction  in the premises  appointing a receiver, liquidator,  assignee,  custodian, trustee, sequestrator or similar official of any  Securitization  Party or for any substantial  part of the  Collateral,  or ordering the  winding-up or  liquidation of any  Securitization  Party's  affairs,  and  such  decree  or order shall have continued  undischarged  and unstayed for a period of 90 consecutive days; or

(2)   the commencement by any  Securitization  Party of a voluntary case under the  Bankruptcy  Code;  or the  filing of a petition  or
answer   or   consent   by   any   Securitization   Party   seeking
reorganization,  arrangement,  adjustment or composition  under any other  Insolvency  Law,  or  consent  to the  filing  of  any  such petition,  answer or consent;  or the  consent by a  Securitization
Party  to the  appointment  or  taking  possession  by a  receiver, liquidator,  assignee,  custodian, trustee, sequestrator or similar official of the  Securitization  Party or for any substantial  part of the Collateral,  or the making by a  Securitization  Party of an assignment  for the  benefit  of  creditors,  or the  admission  in writing of its  inability to pay its debts  generally as such debts become due; or

(3)   the Trust or the Seller shall become an "investment  company"
within the meaning of the Investment Company Act.
(1)

SECTION 5.18    Investment  Event.  An  Investment  Event  for  any
Series of Notes  shall be the  events so  defined,  if any,  in the
Series Supplement relating to the Series of Notes.

ARTICLE 6
                        THE INDENTURE TRUSTEE

SECTION 6.1     Duties of Indenture Trustee.

(1)   If an Event of Default  has  occurred  and is  continuing  of which a  Responsible  Officer of the  Indenture  Trustee has actual knowledge,  the  Indenture  Trustee  shall  exercise the rights and powers  vested in it by this  Indenture  and use the same degree of care  and  skill  in  their  exercise  as a  prudent  person  would exercise  or use under the  circumstances  in the  conduct  of such person's own affairs,  including without limitation,  continuing to hold the  Collateral  and receive  collections  on the  Receivables included  therein  as  provided  in the  Trust  Sale and  Servicing
Agreement.

(2)   Except during the continuance of an Event of Default:

(1)   the Indenture  Trustee  undertakes to perform such duties and only  such  duties  as are  specifically  set  forth  in this
      Indenture and the Trust Sale and  Servicing  Agreement and no
      implied  covenants  or  obligations  shall be read  into this
      Indenture or the Trust Sale and Servicing  Agreement  against the Indenture Trustee; and

(2)   in the  absence  of bad  faith  on its  part,  the  Indenture
      Trustee  may  conclusively  rely,  as to  the  truth  of  the statements  and the  correctness  of the  opinions  expressed therein,  upon  certificates  or  opinions  furnished  to the
      Indenture  Trustee and conforming to the requirements of this
      Indenture;  provided,  however,  that the  Indenture  Trustee shall  examine the  certificates  and  opinions to  determine whether  or not  they  conform  to the  requirements  of this
      Indenture (but need not confirm or  investigate  the accuracy of  any  mathematical  calculations  or  other  facts  stated
      therein).

(3)   The Indenture  Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own wilful misconduct or bad faith, except that:

(1)   this  Section  6.1(c)  does not limit the  effect of Section
      6.1(b);

(2)   the  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible  Officer  unless it is proved  that the  Indenture  Trustee was  negligent  in ascertaining the pertinent facts; and

(3)   the  Indenture  Trustee  shall not be liable with  respect to any  action  it  takes  or  omits  to take in good  faith  in accordance  with  a  direction  received  by it  pursuant  to
      Section 5.11.

(4)   The  Indenture  Trustee  shall not be liable for  interest on any  money  received  by it  except as the  Indenture  Trustee  may agree in writing with the Issuer.

(5)   Money  held in trust  by the  Indenture  Trustee  need not be segregated  from other funds  except to the extent  required by law or the  terms of this  Indenture  or the Trust  Sale and  Servicing
Agreement.

(6)   No provision of this  Indenture  shall  require the Indenture
Trustee  to  expend  or  risk  its own  funds  or  otherwise  incur financial  liability  in the  performance  of  any  of  its  duties hereunder  or in the  exercise  of any of its rights or powers,  if it shall have  reasonable  grounds to believe  that  repayments  of such funds to it is not  reasonably  assured or it has not received an  indemnity  reasonably  satisfactory  to it against such risk or liability.

(7)   The  Indenture  Trustee  shall have no  discretionary  duties other  than  performing  those  ministerial  acts set  forth  above necessary  to  accomplish  the purpose of the Trust as set forth in this Indenture.

(8)   Every  provision of this Indenture  relating to the Indenture
Trustee shall be subject to the provisions of this Section 6.1.

SECTION 6.2     Rights of Indenture Trustee.

(1)   The  Indenture  Trustee  may  conclusively  rely and shall be fully  protected  in  acting  or  refraining  from  acting  on  any document  (whether in its original or facsimile  form)  believed by it to be  genuine  and to have  been  signed  or  presented  by the proper  Person.  The  Indenture  Trustee shall not be bound to make
any   investigation   into  any  fact  or  matter   stated  in  any
resolution,  certificate,  statement,  instrument, opinion, report, notice,  request,  consent, order, approval, bond or other paper or document.

(2)   Before the  Indenture  Trustee acts or refrains  from acting, it may  require  an  Officer's  Certificate  from the  Issuer or an
Opinion of Counsel  that such  action or  omission  is  required or permitted  hereunder.  The  Indenture  Trustee  shall not be liable for any  action  it  takes  or  omits  to take  in  good  faith  in reliance on such Officer's Certificate or Opinion of Counsel.

(3)   The  Indenture  Trustee  may  execute  any of the  trusts  or powers  hereunder or perform any duties  hereunder  either directly or by or through  agents or  attorneys  or a custodian  or nominee, and  the  Indenture  Trustee  shall  not  be  responsible  for  any misconduct  or  negligence  on the part of, or for the  supervision of, any such agent,  attorney,  custodian or nominee appointed with due care by it hereunder.

(4)   The  Indenture  Trustee shall not be liable for any action it takes or  omits  to take in good  faith  which  it  believes  to be authorized  or within  its  rights or  powers;  provided,  however, that the Indenture  Trustee's  conduct does not  constitute  wilful misconduct, negligence or bad faith.

(5)   The  Indenture  Trustee may consult  with  counsel of its own selection,  and the advice or opinion  of counsel  with  respect to legal  matters  relating to this  Indenture  and the Notes shall be full and complete  authorization  and protection  from liability in respect to any action  taken,  omitted or suffered by it  hereunder in good  faith and in  accordance  with the  advice or  opinion  of such counsel.

(6)   The Indenture  Trustee  shall not be under any  obligation to take any  action  that is  discretionary  under the  provisions  of this Indenture.

(7)   The Indenture  Trustee shall not be charged with knowledge of any  default or event of default  unless  either (i) a  Responsible
Officer of the  Indenture  Trustee  shall have actual  knowledge or
(ii) the  Indenture  Trustee  shall have  received  written  notice thereof from the Issuer or a Noteholder.

(8)   The  Indenture  Trustee  shall  have no duty to  monitor  the performance  of the Issuer nor shall it have any  liability (in its capacity as Indenture  Trustee) in connection  with the malfeasance or  nonmalfeasance  by the  Issuer.  The  Indenture  Trustee  shall have no  liability  in  connection  with  compliance  by the Issuer
with   statutory  or   regulatory   requirements   related  to  the
Collateral.  The  Indenture  Trustee shall not make or be deemed to have made any  representations  or  warranties  with respect to the
Collateral or adequacy  thereof or the validity or  sufficiency  of any assignment of the Collateral to the Indenture Trustee.

(9)   Except as otherwise  explicitly set forth in this  Indenture, the  Indenture  Trustee shall have no duty or  obligation,  implied
or   otherwise,   to  (i)  attend  any  meetings  of  the  Issuer's
management  or  membership,  (ii) inspect the accounts or books and
records  of  the   Issuer,   (iii)   otherwise   insure   that  the
Noteholders  remain  informed  about the  business of the Issuer or
(iv) furnish to the Noteholders any information from the Issuer.

SECTION 6.3     Indenture  Trustee  May Own  Notes.  The  Indenture
Trustee  in its  individual  or any other  capacity  may become the owner or pledgee of Notes and may  otherwise  deal with the Issuer, the Servicer or any of their  respective  Affiliates  with the same rights it would have if it were not  Indenture  Trustee;  provided, however,  that the  Indenture  Trustee  shall comply with Sections
6.10 and 6.11. Any Paying Agent,  Note  Registrar,  co-registrar or co-paying agent may do the same with like rights.

SECTION 6.4     Indenture  Trustee's   Disclaimer.   The  Indenture
Trustee shall not be  responsible  for and makes no  representation as to the validity or adequacy of this  Indenture or the Notes,  it shall  not be  accountable  for the  Issuer's  use of the  proceeds from the Notes,  and it shall not be responsible  for any statement of  the  Issuer  in the  Indenture  or in any  document  issued  in connection  with the sale of the Notes or in the Notes  other  than the Indenture Trustee's certificate of authentication.

SECTION 6.5     Notice  of  Defaults.  If a Default  occurs  and is
continuing  and if it is actually  known to a  Responsible  Officer of the  Indenture  Trustee,  the  Indenture  Trustee  shall mail to each  Noteholder  notice  of  the  Default  within  60  days  after obtaining  actual  knowledge of the occurrence  thereof.  Except in the case of a default in payment of  principal  of or  interest  on any Note,  the Indenture  Trustee may withhold the notice if and so long as a  committee  of its  Responsible  Officers  in good  faith determines  that  withholding  the  notice is in the  interests  of
Noteholders.

SECTION 6.6     Reports  by  Indenture  Trustee  to  Holders.   The
Indenture   Trustee   shall   deliver   to  each   Noteholder   the
information  and  documents  set  forth in  Article  VII,  and,  in addition,  all such  information  with  respect to the Notes as may
be  required  by  the  terms  of  the  Trust  Sale  and   Servicing
Agreement  to be  provided to Holders by the  Indenture  Trustee to enable such  Holder to prepare  its  federal  and state  income tax returns  within a  reasonable  time after the Servicer has provided the  Indenture  Trustee  with  the  information  and  documentation required by the Indenture Trustee to make such deliveries.

SECTION 6.7     Compensation; Indemnity.

(1)   The Issuer  shall pay out of funds which are  otherwise to be
distributed   to  the   Certificateholders,   or  shall  cause  the
Servicer  pursuant to any Series  Supplement and Section 3.2 of the
Trust  Sale  and  Servicing  Agreement  to  pay,  to the  Indenture
Trustee  from time to time such  compensation  for its  services as
shall  be  agreed  upon  in  writing.   The   Indenture   Trustee's
compensation  shall not be limited by any law on  compensation of a trustee of an express  trust.  The Issuer  shall or shall cause the
Servicer  pursuant to any Series  Supplement and Section 3.2 of the
Trust  Sale and  Servicing  Agreement  to  reimburse,  out of funds which are otherwise to be  distributed  to the  Certificateholders, the Indenture  Trustee for all  reasonable  out-of-pocket  expenses
incurred  or  made  by  it,  including  costs  of  collection,   in
addition  to the  compensation  for  its  services.  Such  expenses
shall   include   the   reasonable   compensation   and   expenses,
disbursements  and  advances  of the  Indenture  Trustee's  agents, counsel,  accountants  and  experts.  The Issuer shall out of funds which are otherwise to be  distributed  to the  Certificateholders, or shall cause the  Servicer  out of its own funds  pursuant to the
Trust Sale and  Servicing  Agreement  to  indemnify  the  Indenture
Trustee  in  accordance  with  Section  6.4 of the  Trust  Sale and
Servicing  Agreement.   The  Indenture  Trustee  shall  notify  the
Servicer  promptly  of any claim  for which it may seek  indemnity.
Failure by the  Indenture  Trustee  to so notify  the Issuer  shall
not  relieve  the  Issuer  or  the  Servicer  of  its   obligations
hereunder.  The  Issuer  shall  defend  or cause  the  Servicer  to
defend  any  such  claim,  and  the  Indenture   Trustee  may  have
separate  counsel and the Issuer  shall pay, out of funds which are otherwise to be  distributed  to the  Certificateholders,  or shall cause  the  Servicer  out of its  own  funds  to pay the  fees  and expenses of such counsel.

(2)   The  Issuer's  obligation  to cause the Servicer to honor the
Issuer's   obligations  to  the  Indenture   Trustee  specified  in
Section  6.7(a) shall  survive the  discharge of this  Indenture or the  earlier  resignation  or  removal  of the  Indenture  Trustee.
When the Indenture  Trustee  incurs  expenses  after the occurrence of a default  specified  in Section  5.1(e) or (f) with  respect to the  Issuer,  if the  surviving  entity  has  failed to honor  such obligation  the  expenses are  intended to  constitute  expenses of administration  under any  Insolvency  Law or under Title 11 of the
United States Code.

SECTION 6.8     Replacement of Indenture Trustee.

(1)   The  Indenture  Trustee  may at any time  give  notice of its intent to resign by so  notifying  the Issuer;  provided,  however, that no such  resignation  shall become effective and the Indenture
Trustee  shall not  resign  prior to the time set forth in Section
6.8(c).  The  Holders  of a  majority  in  aggregate  amount of the
outstanding   Notes  may  remove  the   Indenture   Trustee  by  so
notifying  the  Indenture  Trustee  and  may  appoint  a  successor
Indenture  Trustee.   Such  resignation  or  removal  shall  become
effective  in  accordance  with  Section  6.8(c).  The Issuer shall remove the Indenture Trustee if:

(1)   the Indenture Trustee fails to comply with Section 6.11;

(2)   the Indenture Trustee is adjudged bankrupt or insolvent;

(3)   a  receiver  or other  public  officer  takes  charge  of the
      Indenture Trustee or its property; or

(4)   the Indenture Trustee otherwise becomes incapable of acting.

(2)   If the  Indenture  Trustee  gives  notice  of its  intent  to resign  or is  removed  or if a  vacancy  exists  in the  office of
Indenture  Trustee  for any reason (the  Indenture  Trustee in such
event  being   referred  to  herein  as  the   retiring   Indenture
Trustee),  the  Issuer  shall  promptly  appoint  and  designate  a successor  Indenture  Trustee  by written  notice to the  resigning
Indenture Trustee.

(3)   A  successor   Indenture  Trustee  shall  deliver  a  written
acceptance  of its  appointment  and  designation  to the  retiring
Indenture  Trustee and to the  Issuer.  Thereupon  the  resignation
or  removal  of  the  retiring   Indenture   Trustee  shall  become
effective,  and the successor  Indenture Trustee shall have all the rights,  powers  and  duties of the  Indenture  Trustee  under this
Indenture.  The  successor  Indenture  Trustee  shall mail a notice of its  succession  to  Noteholders.  The Issuer shall  release the resigning  Indenture  Trustee  from its  obligations  hereunder  by
written   instrument.   The  retiring   Indenture   Trustee   shall
promptly  transfer all property held by it as Indenture  Trustee to the successor Indenture Trustee.

(4)   If a successor  Indenture Trustee does not take office within
60 days after the retiring  Indenture  Trustee  gives notice of its intent to resign or is removed,  the  retiring  Indenture  Trustee, the  Issuer or the  Holders of a majority  in  aggregate  amount of the  outstanding  Notes may petition at the expense of the Servicer any  court  of  competent  jurisdiction  for  the  appointment  and designation of a successor Indenture Trustee.

(5)   If the  Indenture  Trustee fails to comply with Section 6.11, any  Noteholder  may petition  any court of competent  jurisdiction for the removal of the Indenture  Trustee and the  appointment of a successor Indenture Trustee.

(6)   Notwithstanding  the  replacement  of the  Indenture  Trustee pursuant  to this  Section  6.8,  the  Issuer's  obligations  under
Section  6.7 and the  Servicer's  corresponding  obligations  under the Trust  Sale and  Servicing  Agreement  shall  continue  for the benefit of the retiring Indenture Trustee.

SECTION 6.9     Merger or Consolidation of Indenture Trustee.

(1)   Any  corporation  into  which the  Indenture  Trustee  may be merged or  converted or with which it may be  consolidated,  or any
corporation    resulting    from   any   merger,    conversion   or
consolidation  to which the Indenture  Trustee shall be a party, or any  corporation  succeeding  to  all or  substantially  all of the corporate  trust  business of the Indenture  Trustee,  shall be the
successor  of  the   Indenture   Trustee   under  this   Indenture;
provided,  however,  that such corporation  shall be eligible under the  provisions  of Section  6.11,  without the execution or filing of any  instrument  or any  further  act on the  part of any of the parties to this  Indenture  except where an  instrument of transfer or  assignment  is  required  by law  to  effect  such  succession, anything in this Indenture to the contrary notwithstanding.

(2)   If at the time  such  successor  or  successors  by merger or consolidation  to  the  Indenture  Trustee  shall  succeed  to  the trusts  created  by this  Indenture,  any of the Notes  shall  have been  authenticated  but not  delivered,  any such successor to the
Indenture  Trustee may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such Notes so authenticated;
and in case at that  time any of the  Notes  shall  not  have  been
authenticated,   any  successor  to  the   Indenture   Trustee  may
authenticate  such  Notes  either  in the  name of any  predecessor hereunder  or in  the  name  of  the  successor  to  the  Indenture
Trustee.  In all such  cases  such  certificate  of  authentication shall  have the same  full  force as is  provided  anywhere  in the
Notes or herein with respect to the  certificate of  authentication of the Indenture Trustee.

SECTION 6.10    Appointment  of  Co-Indenture  Trustee or Separate
Indenture Trustee.

(1)   Notwithstanding  any other  provisions of this Indenture,  at any time,  for the purpose of meeting any legal  requirement of any jurisdiction  in which  any part of the  Issuer  may at the time be located,  the  Indenture  Trustee  shall  have  the  power  and may execute  and  deliver  all  instruments  to  appoint  one  or  more
Persons  approved by the  Indenture  Trustee to act as a co-trustee or  co-trustees,  jointly with the Indenture  Trustee,  or separate indenture  trustees,  of all or any part of the Trust,  and to vest in such Person or  Persons,  in such  capacity  and for the benefit of the  Noteholders,  such  title  to the  Collateral,  or any part hereof,  and,  subject  to the other  provisions  of this  Section
6.10, such powers,  duties,  obligations,  rights and trusts as the
Indenture   Trustee  may  consider   necessary  or  desirable.   No
co-indenture  trustee or separate indenture trustee hereunder shall be  required  to meet  the  terms  of  eligibility  as a  successor trustee  under  Section  6.11 and no notice to  Noteholders  of the appointment  of any  co-indenture  trustee  or  separate  indenture trustee shall be required under Section 6.8.

(2)   Every separate  indenture  trustee and  co-indenture  trustee shall,  to the  extent  permitted  by  law,  be  appointed  and act subject to the following provisions and conditions:

(1)   all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the  Indenture  Trustee  shall be  conferred or imposed upon and  exercised  or  performed  by the  Indenture
      Trustee and such separate  trustee or co-trustee  jointly (it being  understood  that such  separate  indenture  trustee or co-indenture  trustee  is not  authorized  to act  separately without the Indenture  Trustee  joining in such act),  except to the  extent  that  under  any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  the
      Indenture  Trustee shall be  incompetent  or  unqualified  to perform  such  act or  acts,  in  which  event  such  rights, powers,  duties and  obligations  (including  the  holding of title  to the  Issuer  or any  portion  thereof  in any  such jurisdiction)  shall be  exercised  and  performed  singly by such  separate  trustee  or  co-trustee,  but  solely  at the direction of the Indenture Trustee;

(2)   no indenture  trustee hereunder shall be personally liable by reason of any act or omission of any other indenture  trustee hereunder; and

(3)   the Indenture  Trustee may at any time accept the resignation of or remove any separate  indenture  trustee or co-indenture trustee.

(3)   Any notice,  request or other  writing given to the Indenture
Trustee  shall be  deemed  to have  been  given to each of the then
separate   indenture   trustees  and  co-indenture   trustees,   as
effectively  as  if  given  to  each  of  them.   Every  instrument
appointing any separate  trustee or co-trustee  shall refer to this
Indenture  and the  conditions  of this  Article VI. Each  separate indenture  trustee and  co-indenture  trustee,  upon its acceptance of the  trusts  conferred,  shall be  vested  with the  estates  or
property  specified  in  its  instrument  of  appointment,   either
jointly  with  the  Indenture  Trustee  or  separately,  as  may be
provided   therein,   subject  to  all  the   provisions   of  this
Indenture,   specifically   including   every   provision  of  this
Indenture  relating to the conduct of,  affecting the liability of, or  affording  protection  to, the  Indenture  Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(4)   Any separate  indenture  trustee or co-indenture  trustee may at  any  time  appoint  the  Indenture  Trustee  as  its  agent  or attorney-in-fact  with full power and authority,  to the extent not prohibited  by law,  to do any  lawful  act under or in  respect of this  Indenture  on its  behalf  and in its name.  If any  separate
indenture  trustee  or  co-indenture   trustee  shall  die,  become
incapable  of acting,  resign or be  removed,  all of its  estates, properties,  rights,  remedies  and  trusts  shall  vest  in and be exercised  by the  Indenture  Trustee,  to the extent  permitted by law,  without  the  appointment  of a new  or  successor  indenture trustee.

SECTION 6.11    Eligibility;    Disqualification.   The   Indenture
Trustee  shall  at  all  times  satisfy  the  requirements  of  TIA
ss. 310(a)  and Section  26(a) of the  Investment  Company  Act.  The
Indenture  Trustee shall have a combined  capital and surplus,  and an aggregate capital,  surplus and undivided  profits,  of at least
$50,000,000  as set  forth  in its  most  recent  published  annual report of  condition  and (unless  waived by Moody's) it shall have a long term  unsecured  debt  rating of Baa3 or better by  Moody's.
The Indenture  Trustee  shall comply with TIAss. 310(b);  provided, however,  that there shall be excluded  from the  operation  of TIA
ss. 310(b)(1)   any  indenture  or   indentures   under  which  other
securities of the Issuer are  outstanding if the  requirements  for such exclusion set forth in TIAss. 310(b)(1) are met.

SECTION 6.12    Preferential  Collection of Claims Against  Issuer.
The Indenture  Trustee  shall comply with TIAss. 311(a),  excluding any creditor  relationship  listed in TIAss. 311(b).  A trustee who has  resigned or been  removed  shall be subject to TIAss. 311(a) to the extent indicated.

SECTION 6.13    Representations   and   Warranties  of  Indenture
Trustee.  The Indenture  Trustee  represents and warrants as of the
Closing Date that:

(1)   the Indenture  Trustee is a New York banking  corporation and satisfies the eligibility requirements set forth in Section 6.11;

(2)   the  Indenture  Trustee has full power,  authority  and legal right to  execute,  deliver  and perform  this  Indenture,  and has taken all  necessary  action to authorize the  execution,  delivery and performance by it of this Indenture;

(3)   the  execution,  delivery and  performance  by the  Indenture
Trustee of this  Indenture  (i) shall not violate any  provision of any law or  regulation  governing  the banking and trust  powers of the  Indenture  Trustee or any order,  writ,  judgment or decree of any court,  arbitrator,  or  Governmental  Authority  applicable to the  Indenture  Trustee  or any  of  its  assets,  (ii)  shall  not violate any  provision of the  corporate  charter or by-laws of the
Indenture  Trustee and (iii) shall not  violate any  provision  of, or  constitute,  with or without notice or lapse of time, a default under,  or result in the creation or  imposition of any lien on any properties  included in the  Collateral  pursuant to the provisions
of  any   mortgage,   indenture,   contract,   agreement  or  other
undertaking  to which it is a party,  which  violation,  default or lien could  reasonably  be  expected to have a  materially  adverse effect  on  the  Indenture  Trustee's  performance  or  ability  to perform  its duties  under this  Indenture  or on the  transactions contemplated in this Indenture;

(4)   the  execution,  delivery and  performance  by the  Indenture
Trustee of this  Indenture  shall not  require  the  authorization, consent  or  approval  of,  the  giving of notice to, the filing or registration  with,  or the  taking of any other  action in respect of, any  Governmental  Authority or agency  regulating  the banking and corporate trust activities of the Indenture Trustee; and

(5)   this  Indenture  has been duly  executed and delivered by the
Indenture  Trustee  and  constitutes  the legal,  valid and binding agreement  of the  Indenture  Trustee,  enforceable  in  accordance with its terms.

SECTION 6.14    Indenture  Trustee  May  Enforce  Claims  Without
Possession  of Notes.  All rights of action  and claims  under this
Indenture  or the  Notes  may be  prosecuted  and  enforced  by the
Indenture  Trustee  without the  possession  of any of the Notes or the production  thereof in any  proceeding  relating  thereto,  and any such  proceeding  instituted by the Indenture  Trustee shall be brought  in its own name as  Indenture  Trustee.  Any  recovery  of judgment  shall,  after provision for the payment of the reasonable
compensation,   expenses,   disbursements   and   advances  of  the
Indenture  Trustee,  its agents  and  counsel,  be for the  ratable benefit of the  Noteholders  in respect of which such  judgment has been obtained.

SECTION 6.15    Suit  for  Enforcement.  If  an  Event  of  Default
shall  occur  and be  continuing,  the  Indenture  Trustee,  in its discretion may,  subject to the provisions of Section 6.1,  proceed
to  protect   and   enforce  its  rights  and  the  rights  of  the
Noteholders  under this  Indenture by a Proceeding  whether for the specific  performance  of any  covenant or  agreement  contained in this  Indenture or in aid of the  execution of any power granted in
this  Indenture  or  for  the   enforcement  of  any  other  legal,
equitable or other remedy as the Indenture  Trustee,  being advised by  counsel,  shall deem  necessary  to protect  and enforce any of the rights of the Indenture Trustee or the Noteholders.

SECTION 6.16    Rights  of   Noteholders   to  Direct   Indenture
Trustee.  Holders of Notes  evidencing  not less than a majority in aggregate  principal  amount of the  outstanding  Notes  shall have the right to  direct  in  writing  the  time,  method  and place of
conducting  any   Proceeding  for  any  remedy   available  to  the
Indenture  Trustee or  exercising  any trust or power  conferred on the Indenture Trustee; provided,  however, that subject to Section
6.1,  the  Indenture  Trustee  shall  have the right to  decline to follow any such direction if the Indenture  Trustee,  being advised by  counsel,  determines  that  the  action  so  directed  may  not lawfully  be  taken,  or if the  Indenture  Trustee  in good  faith shall,  by a Responsible  Officer,  determine that the  proceedings so directed  would be illegal or subject it to  personal  liability or be unduly  prejudicial to the rights of Noteholders  not parties to such  direction;  and  provided,  further,  that nothing in this
Indenture  shall impair the right of the Indenture  Trustee to take any action  deemed  proper by the  Indenture  Trustee  and which is not inconsistent with such direction by the Noteholders.

ARTICLE 7
                   NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1     Issuer  To  Furnish  Indenture  Trustee  Names and
Addresses  of  Noteholders.  The Issuer  shall  furnish or cause to be  furnished  by the  Servicer to the  Indenture  Trustee  (a) not
more than five days  before each date on which  payments  are to be
made,  a  list,  in  such  form  as  the   Indenture   Trustee  may
reasonably  require,  of the names and  addresses of the Holders of
Notes as of the close of business on the related  Record Date,  and
(b) at  such other  times as the  Indenture  Trustee may request in writing,  within 14 days  after  receipt  by the Issuer of any such request,  a list of similar  form and content as of a date not more than 10 days  prior to the time such list is  furnished;  provided, however,  that  so  long  as the  Indenture  Trustee  is  the  Note
Registrar, no such list shall be required to be furnished.

SECTION 7.2     Preservation  of  Information,  Communications  to
Noteholders.

(1)   The Indenture  Trustee shall  preserve,  in as current a form as is  reasonably  practicable,  the  names  and  addresses  of the
Holders of Notes  contained  in the most recent list  furnished  to the  Indenture  Trustee as  provided  in Section  7.1 and the names and  addresses  of  Holders  of  Notes  received  by the  Indenture
Trustee in its capacity as Note  Registrar.  The Indenture  Trustee may destroy any list  furnished  to it as provided in such Section
7.1 upon receipt of a new list so furnished.

SECTION 7.3     Issuer Fiscal Year.

(1)   Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer shall end on October 31 of such year.

SECTION 7.4     Reports by Indenture Trustee.

(1)   On each Payment  Date,  the  Indenture  Trustee shall include with each payment to each  Noteholder a copy of the  statement  for the  Collection  Period or Periods  applicable to such Payment Date as  required  pursuant  to  Section  3.4  of  the  Trust  Sale  and
Servicing  Agreement provided the Servicer has previously  provided the Indenture Trustee with such information as required.

ARTICLE 8
                ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1     Collection   of   Money.    Except   as   otherwise
expressly   provided  herein,  the  Indenture  Trustee  may  demand
payment or delivery  of, and shall  receive and  collect,  directly and  without  intervention  or  assistance  of any fiscal  agent or other  intermediary,  all money and other  property  payable  to or receivable by the  Indenture  Trustee  pursuant to this  Indenture.
The  Indenture  Trustee  shall apply all such money  received by it as provided in this Indenture,  the applicable  Series  Supplement,
the  Receivables   Purchase   Agreement  and  the  Trust  Sale  and
Servicing  Agreement.  Except as  otherwise  expressly  provided in this  Indenture,  if  any  default  occurs  in  the  making  of any payment or  performance  under any agreement or instrument  that is part  of the  Collateral,  the  Indenture  Trustee  may  take  such
action  as  may  be   appropriate   to  enforce   such  payment  or
performance,   including  the   institution   and   prosecution  of
appropriate   Proceedings.   Any  such  action   shall  be  without
prejudice  to any  right to claim an Event of  Default  under  this
Indenture  and any  right to  proceed  thereafter  as  provided  in
Article V.

SECTION 8.2     Trust Accounts and Group  Accounts;  Allocations;
Payments.

(1)   On or prior to the Closing  Date,  the Issuer shall cause the
Servicer to establish  and  maintain,  in the name of the Indenture
Trustee,  for the benefit of the  Noteholders,  the Trust  Accounts and  Group  Accounts  as  provided  in any  Series  Supplement  and
Section  4.2 of the Trust  Sale and  Servicing  Agreement  (or with respect  to any Trust  Account or Group  Account  for any Series of
Notes  issued  after the Closing  Date,  on or prior to the closing date with respect to such Series of Notes).

(2)   Subject   to  and  in   accordance   with   Section   8.2(e),
Collections  of  Receivables  will be  allocated  to all  Series in
Group  I  in  the   aggregate   in  an  amount  equal  to  Group  I
Collections.  The  excess,  if any,  of  Collections  over  Group I
Collections  will be allocated to any  outstanding  Series that are not in Group I, as  described  in the  related  Series  Supplement.
Amounts so allocated  to any Series in Group I will not,  except as specified  in the related  Series  Supplement,  be available to the
Noteholders  of any  Series not in Group I.  Amounts  so  allocated to any Series not in Group I will not,  except as  specified in the related Series  Supplement,  be available to the Noteholders of any
Series in Group I.  Allocations  of  Collections  among the  Series in any group and among the  classes in any Series and  between  the
Noteholders  and the  Certificateholders  shall be set forth in the related Series Supplement or Supplements.

(3)   Subject to and in accordance  with Section  8.2(e),  Dilution and  Warranty  Set-Offs on the  Receivables  will be  allocated  to all Series in Group I in the  aggregate  in an amount  equal to the
Investor  Allocable  Dilution/Warranty  Amount. The excess, if any, of Dilution and Warranty  Set-Offs over amounts  allocated to Group
I in respect of Dilution  and Warranty  Set-Offs  will be allocated to any  outstanding  Series  that are not in Group I, as  described in the  related  Series  Supplement.  Amounts so  allocated  to any
Series in Group I will  not,  except as  specified  in the  related
Series  Supplement,  be available to the  Noteholders of any Series not in Group I.  Amounts  so  allocated  to any Series not in Group
I will not,  except as specified in the related Series  Supplement, be  available  to  the  Noteholders  of  any  Series  in  Group  I.
Allocations  of Dilution and Warranty  Set-Offs among the Series in any group and among the  Classes  in any  Series  and  between  the
Noteholders  and the  Certificateholders  shall be set forth in the related Series Supplement or Supplements.

(4)   Subject to and in accordance with Section 8.2(e),  Net Losses and Net  Recoveries  on the  Receivables  will be  allocated to all
Series in Group I in the  aggregate  in an amount equal to Investor
Allocable    Losses    and    Investor    Allocable     Recoveries,
respectively.   The   excess,   if  any,   of  Net  Losses  or  Net
Recoveries  (as  applicable)  over amounts  allocated to Group I in respect  of Net  Losses or Net  Recoveries,  respectively,  will be allocated  to any  outstanding  Series  that are not in Group I, as described in the related  Series  Supplement.  Amounts so allocated to any  Series in Group I will  not,  except  as  specified  in the related Series  Supplement,  be available to the Noteholders of any
Series  which is not in Group I.  Amounts  allocated  to any Series not in  Group  I will  not,  except  as  specified  in the  related
Series  Supplement,  be available to the  Noteholders of any Series in Group I.  Allocations  of Net  Losses and Net  Recoveries  among the  Series in any group and among the  Classes  in any  Series and between the  Noteholders  and the  Certificateholders  shall be set forth in the related Series Supplement or Supplements.

(5)   For  purposes  of  determining   the  applicable   allocation
percentages  for  any  Series  or  group  in  connection  with  the allocation of Collections,  Group Collections,  Dilution,  Warranty
Set-Offs,   Net  Losses  and  Net   Recoveries  for  the  specified
Collection Period:

(1)   unless the related Supplement shall provide  otherwise,  each
      Series upon  issuance,  shall be deemed to have been  created and in  existence  as of  the  first  day  of the  Collection
      Period in which the related  Series  Cut-Off  Date falls and, as a result,  shall be  allocated  (based  on the  applicable allocation  percentage) its allocable portion of Collections,
      Group  Collections,  Dilution,  Net Losses and Net Recoveries
      for such Collection Period; and

(2)   unless  the   related   Series   Supplement   shall   provide
      otherwise,  with respect to any Series, if (x) as of the last day of any  Collection  Period on or after  the  Amortization
      Period  Commencement  Date for such  Series,  the  amounts on
      deposit  in  the  Collection   Account,   the  Carrying  Cost
      Account,   the  Equalization   Account,  the  Negative  Carry
      Account and the related  Series  Accounts,  Group Accounts or
      Trust  Accounts and  allocable to such Series are  sufficient to pay in full the  outstanding  principal  balance,  accrued interest and all other amounts  payable by the Trust (whether or not then due) with  respect to any such Series of Notes on the Payment Date  relating to such  Collection  Period (after giving effect to the allocations, distributions,  withdrawals and  deposits to be made on such related  Payment  Date) then
      (y) such Series  shall be deemed to have been paid in full on such last day and, as a result,  shall not be  allocated  any portion of  Collections,  Group  Collections,  Dilution,  Net
      Losses  or  Net  Recoveries  for  any  subsequent  Collection
      Period.  For purposes of making the  determination  in clause
      (x) above, on the date of any such  determination it shall be assumed that any theretofore  unpaid Transfer  Deposit Amount with respect to the immediately  preceding  Collection Period
      shall  be   allocated   to  such   Series   on  the   related
      Determination   Date  and  shall  be  payable   from  amounts
      allocated to or available  with respect to such Series on the related Payment Date.

(6)   On or before the date any  distribution  is to be made by the
Indenture  Trustee,  all amounts  required to be  disbursed  by the
Indenture  Trustee will be deposited by the Indenture  Trustee upon receipt  into the  applicable  Principal  Funding  Account  or such other Trust  Account or Group  Account as shall be specified in the related  Series  Supplement.  The  Indenture  Trustee shall (unless otherwise  provided in any Series  Supplement)  allocate the amount deposited  into  such  Principal  Funding  Account  and such  other
Trust  Accounts  and Group  Accounts to the extent and at the times as  provided  in  the  related  Series  Supplement.  The  Indenture
Trustee  shall pay  amounts to the  Holders  of such  Series to the extent and at the times provided in the related Series Supplement.

(7)   The Indenture  Trustee shall allocate amounts  deposited in a
Principal   Funding  Account  for  payments  of  principal  on  the
applicable  Series  of  Notes,  and  pay  amounts  to  the  Holders thereof,  to the extent and at the times  provided  in the  related
Series Supplements.

(8)   Notwithstanding   anything  to  the  contrary   herein,   all
investment  earnings on funds on deposit in the  Principal  Funding
Account,  net of losses and investment  expenses,  shall constitute
Investment  Proceeds  and be applied as  described  in the  related
Series Supplement.

(9)   Notwithstanding  any  provision  of  this  Indenture  to  the contrary,  for so long as the Seller is the sole  Certificateholder and  until  the  Indenture  Trustee  shall  have  received  written notice  from the Trust or the Seller to the  contrary,  all amounts
to   be   distributed    by   the   Indenture    Trustee   to   the
Certificateholders  shall  be  distributed  to  the  Seller  to the account specified by the Seller.

SECTION 8.3     General  Provisions  Regarding  Trust Accounts and
Group Accounts.

(1)   Subject to Section  6.1(c),  the Indenture  Trustee shall not in any way be held  liable by reason  of any  insufficiency  in any of the Trust  Accounts or Group  Accounts  resulting  from any loss on any  Eligible  Investment  included  therein  except  for losses attributable  to the Indenture  Trustee's  failure to make payments on such Eligible  Investments issued by the Indenture  Trustee,  in accordance with their terms.

(2)   If  (i) the  Servicer  shall have  failed to give  investment directions  for any  funds on  deposit  in the  Trust  Accounts  or
Group  Accounts to the  Indenture  Trustee by 11:00 a.m.,  New York
City time (or such  other  time as may be  agreed  by the  Servicer and the  Indenture  Trustee) on any Business  Day or (ii) an  Event
of Default shall have  occurred and be  continuing  with respect to the  Notes  but the Notes  shall  not have  been  declared  due and payable  pursuant  to Section  5.2,  or,  (iii) if such Notes shall have been  declared due and payable  following an Event of Default, but  amounts  collected  or  receivable  from the Trust  Assets are being  applied in  accordance  with Section 5.5 as if there had not been such a declaration,  then the Indenture  Trustee shall, to the fullest  extent  practicable,  invest  and  reinvest  funds  in the
Trust   Accounts  and  Group   Accounts  in  Eligible   Investments
specified in clause (a)(4) of the definition thereof.

SECTION 8.4     Release of Collateral.

(1)   Subject to the payment of its fees and  expenses  pursuant to
Section 6.7, the  Indenture  Trustee may, and when  required by the
provisions  of  this  Indenture  shall,   execute   instruments  to
release  property  from the lien of this  Indenture,  or convey the
Indenture  Trustee's  interest  in the same,  in a manner and under circumstances  that  are  consistent  with the  provisions  of this
Indenture.  No party  relying  upon an  instrument  executed by the
Indenture  Trustee as provided in this  Article VIII shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the
satisfaction   of   any   conditions   precedent   or  see  to  the
application of any monies.

(2)   The  Indenture  Trustee  shall,  at such time as there are no
Notes  Outstanding  and  all  sums  due  to the  Indenture  Trustee pursuant to Section 6.7 have been paid,  notify the Issuer  thereof in writing  and upon  receipt  of an Issuer  Request,  release  any remaining  portion of the  Collateral  that  secured the Notes from the lien of this  Indenture  and release to the Issuer or any other
Person   entitled   thereto  any  funds  then  on  deposit  in  the
Collection  Account,   the  Equalization  Account  and,  except  as
otherwise  specified in the related  Series  Supplement,  any other
Trust Account or Group  Account.  The  Indenture  Trustee shall (i)
release any remaining  portion of the  Collateral  that secured the
Certificates  from the lien of this  Indenture  and (ii) release to the Issuer or any other Person  entitled  thereto any funds then on deposit in the  Collection  Account  only at such time as (x) there are no Notes  Outstanding  and (y) all  sums  due to the  Indenture
Trustee pursuant to Section 6.7 have been paid.

SECTION 8.5     Opinion of Counsel.  The  Indenture  Trustee  shall
receive at least seven days'  notice when  requested  by the Issuer to take any action  pursuant to Section 8.4,  accompanied by copies of any instruments  involved,  and the Indenture Trustee shall also require as a condition  to such  action,  an Opinion of Counsel and an  Officer's  Certificate  stating  the  legal  effect of any such action,  outlining  the steps  required to complete  the same,  and concluding  that all  conditions  precedent  to the  taking of such
action  have  been   complied   with  and  such  action  shall  not
materially  and adversely  impair the security for the Notes or the rights of the  Noteholders  in  contravention  of the provisions of this  Indenture;  provided,  however,  that such Opinion of Counsel shall not be  required  to  express an opinion as to the fair value of the  Collateral.  Counsel  rendering  any such opinion may rely, without  independent  investigation,  on the  accuracy and validity of any certificate or other  instrument  delivered to the Indenture
Trustee   pursuant  to  the   provisions   of  this   Indenture  in
connection with any such action.

SECTION 8.6     Effect   of   Group   I  Final   Allocation   Date.
Following  the  occurrence  of the Group I Final  Allocation  Date,
Noteholders  of those  Series  in Group I will no  longer  have any interest  in the  Collateral  (except  for a claim  on funds in the
Carrying  Cost  Account,   the  Negative   Carry  Account  and  the
Principal  Funding  Accounts)  and shall have no rights  under this
Indenture  except as set forth in the first  paragraph  of  Section
4.1, and all other  representations  and covenants of the Seller or the Servicer,  as applicable,  and other provisions set forth below and all  remedies for breaches  thereof,  will no longer  accrue to the  benefit  of the  Noteholders  of those  Series  in Group I, in each case,  unless the Revolving Period for any Series  recommences as provided in the related Series Supplement:

(1)   representations  and  covenants of the Seller in Sections 2.3 and 2.4 of the Trust Sale and  Servicing  Agreement,  to the extent they relate to the Receivables and the Related Security;

(2)   the representations and covenants of the Servicer in Section
3.3 of the Trust Sale and Servicing  Agreement,  to the extent they relate to the Related Security;

(3)   the  conditions  to  exchange  of the Seller  Certificate  in
Section 3.4 of the Trust Agreement;

(4)   the  conditions  to the  issuance of a new Series of Notes in
Section 2.1 of this Indenture; and

(5)   the  obligations  of the Servicer to service the  Receivables under Section 3.1 of the Trust Sale and Servicing Agreement.

           In addition,  upon the  occurrence  of the Group I Final
Allocation  Date,  no  Collections  will be  allocated  to Group I, unless the  Revolving  Period  with  respect to any Series of Notes in  Series  in  Group I  recommences  as  provided  in the  related
Series Supplement.

ARTICLE 9
                       SUPPLEMENTAL INDENTURES

SECTION 9.1     Supplemental   Indentures   Without   Consent  of
Noteholders.

(1)   In addition  to the rights to enter into  Series  Supplements as provided in Section 2.1 of this  Indenture,  without the consent of the  Holders  of any Notes but with  prior  notice to the Rating
Agencies,  the Issuer and the Indenture  Trustee,  when  authorized by an Issuer  Order,  at any time and from time to time,  may enter
into  one  or  more  indentures   supplemental   hereto,   in  form
satisfactory  to the  Indenture  Trustee,  or may  amend  a  Series
Supplement for any of the following purposes:

(1)   to correct or amplify the  description of any property at any time  subject  to the lien of this  Indenture,  or  better to assure,  convey and confirm  unto the  Indenture  Trustee any property  subject or required to be  subjected to the lien of this  Indenture,  or to subject  additional  property  to the lien of this Indenture;

(2)   to evidence the  succession,  in compliance with Section 3.10 and the applicable  provisions  hereof,  of another Person to the Issuer,  and the  assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

(3)   to add to the  covenants of the Issuer for the benefit of the
      Noteholders;

(4)   to convey, transfer,  assign, mortgage or pledge any property to or with the Indenture Trustee;

(5)   to  cure  any  ambiguity  or to  correct  or  supplement  any provision  herein  or in any  supplemental  indenture  or any
      Series  Supplement  which may be inconsistent  with any other provision herein or in any supplemental indenture;

(6)   to  evidence   and  provide   for  the   acceptance   of  the
      appointment  hereunder by a successor trustee with respect to the Notes and the  Indenture  and to add to or change  any of the provisions of this Indenture or any Series  Supplement as shall be necessary to facilitate  the  administration  of the trusts  hereunder by more than one  trustee,  pursuant to the requirements of Article VI;

(7)   to  modify,  eliminate  or  add  to the  provisions  of  this
      Indenture  or any Series  Supplement  to such extent as shall be necessary to effect the  qualification  of this  Indenture under the TIA or under any similar federal statute  hereafter enacted and to add to this  Indenture  such other  provisions as may be expressly  required by the TIA,  and the  Indenture
      Trustee is hereby  authorized to join in the execution of any
      such   supplemental   indenture   and  to  make  any  further
      appropriate  agreements and stipulations  that may be therein contained;

(8)   to modify the definitions of "Base Amount,"  "Warranty Ratio"
      or any of their  constituent terms (as such terms are defined in the applicable  Series  Supplement) in connection with the
      adoption   by   International   and  Ford  of  any   warranty
      arrangement,  agreement  or  practice  which is  inconsistent with the  methodology  used to calculate the Warranty  Ratio;
      provided,   that  the  Rating   Agency   Condition  has  been
      satisfied with respect to such amendment; and

(9)   to  modify  the  definitions  of  "Base  Amount,"  "Warehouse
      Reserve"  or any of their  constituent  terms (as such  terms
      are  defined  in  the   applicable   Series   Supplement)  in
      connection  with the  adoption by  International  and Ford of any  warehouse  arrangement,  agreement or practice  which is inconsistent  with  the  methodology  used to  calculate  the
      Warehouse   Reserve;   provided,   that  the  Rating   Agency
      Condition has been satisfied with respect to such amendment.

(2)   The Issuer and the Indenture  Trustee,  when authorized by an
Issuer  Order,  may,  also  without  the  consent  of  any  of  the
Noteholders  but with prior notice to the Rating  Agencies,  at any time  and  from  time to time  enter  into  one or more  indentures
supplemental   hereto  or  amend  any  Series  Supplement  for  the
purpose of adding any  provisions  to,  changing in any manner,  or eliminating  any  of  the  provisions  of,  this  Indenture  or any
Series  Supplement  or  modifying  in any  manner the rights of the
Noteholders   under  this  Indenture  or  any  Series   Supplement;
provided,  however,  that such action shall not, as evidenced by an
Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Noteholder  unless such  Noteholder's  consent is obtained.

SECTION 9.2     Supplemental    Indentures   With   Consent   of
Noteholders.

(1)   In addition  to the rights to enter into  Series  Supplements as provided in Section  2.1 of this  Indenture,  the Issuer and the
Indenture  Trustee,  when authorized by an Issuer Order,  also may, with  prior  notice to the  Rating  Agencies  and with the  written consent  of  the  Holders  of  not  less  than  a  majority  of the principal  amount of each Series of Notes  affected in any material respect  thereby,  by Act of such  Holders  delivered to the Issuer and the  Indenture  Trustee,  enter into an indenture or indentures
supplemental   hereto  or  amend  any  Series  Supplement  for  the
purpose of adding any  provisions  to,  changing in any manner,  or eliminating  any  of  the  provisions  of,  this  Indenture  or any
Series  Supplement  or  modifying  in any  manner the rights of the
Noteholders   under  this  Indenture  or  any  Series   Supplement;
provided,   however,   that  no  such  supplemental   indenture  or
amendment  to a Series  Supplement  shall,  without  the consent of the Holder of each outstanding Note affected thereby:

(1)   change the due date of any  installment  of  principal  of or
      interest  on  any  Note,  or  reduce  the  principal   amount
      thereof,   the  interest  rate  applicable  thereto,  or  the
      Redemption  Price with respect  thereto,  change any place of payment where, or the coin or currency in which,  any Note or any  interest  thereon  is  payable,  or impair  the right to institute suit for the  enforcement of the provisions of this
      Indenture   requiring  the  application  of  funds  available
      therefor,  as  provided  in Article V, to the  payment of any such amount due on the Notes on or after the  respective  due dates  thereof  (or, in the case of  redemption,  on or after the Redemption Date);

(2)   reduce the percentage of the aggregate  outstanding principal amount of the Notes,  the  consent of the Holders of which is required for any such supplemental  indenture, or the consent of the  Holders  of  which  is  required  for any  waiver  of compliance  with the provisions of this Indenture or defaults hereunder  and their  consequences  as  provided  for in this
      Indenture;

(3)   impair the right to  institute  suit for the  enforcement  of specified provisions of this Indenture regarding payment;

(4)   reduce the percentage of the aggregate  outstanding principal amount of the Notes required to direct the Indenture  Trustee to sell or liquidate  the Trust  Assets  pursuant to Section
      5.4 if the  proceeds  of such sale would be  insufficient  to pay the principal  amount of and accrued but unpaid  interest on the outstanding Notes;

(5)   modify any  provision  of this  Section 9.2 to  decrease  the
      required   minimum   percentage   necessary  to  approve  any
      amendments to any provisions of this Indenture;

(6)   modify or alter the  provisions  of the  Indenture  regarding the  voting of Notes  held by the  Issuer,  the Seller or any
      Affiliate of either of them; or

(7)   permit  the  creation  of any Lien  ranking  prior to or on a parity with the Lien of this  Indenture  with  respect to any part of the Trust Assets or,  except as  otherwise  permitted or contemplated herein,  terminate the Lien of this Indenture on any  property  at any time  subject  hereto or deprive the
      Holder of any Note of the  security  afforded  by the lien of this Indenture.

(2)   The  Indenture  Trustee  shall be provided  with and shall be entitled  to  rely  upon an  Officer's  Certificate  of the  Seller stating  whether or not any Notes would be affected  (such that the consent of each Noteholder  would be required) by any  supplemental indenture  proposed  pursuant  to this  Section  9.2  and any  such determination  shall be conclusive  and binding upon the Holders of all Notes,  whether  authenticated and delivered  thereunder before or after the date upon which such  supplemental  indenture  becomes effective.  The  Indenture  Trustee  shall  not be  liable  for any such determination made in good faith.

(3)   It shall be sufficient if an Act of Noteholders  approves the
substance,   but  not  the  form,  of  any  proposed   supplemental
indenture.

(4)   Promptly  after the execution by the Issuer and the Indenture
Trustee of any  supplemental  indenture  pursuant to this  Section
9.2, the Indenture  Trustee shall mail to the  Noteholders to which such amendment or supplemental  indenture  relates a notice setting
forth  in  general  terms  the   substance  of  such   supplemental
indenture.  Any  failure  of the  Indenture  Trustee  to mail  such notice,  or any  defect  therein,  shall not,  however,  in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3     Execution   of    Supplemental    Indentures.    In
executing,  or  permitting  the  additional  trusts  created by any
supplemental   indenture  permitted  by  this  Article  IX  or  the
modifications  thereby  of the trusts  created  by this  Indenture, the  Indenture  Trustee  shall be entitled to receive,  and subject to  Sections  6.1 and  6.2,  shall be fully  protected  in  relying upon,  an Opinion of Counsel and an Officer's  Certificate  stating that the  execution of such  supplemental  indenture is  authorized or permitted by this  Indenture and that all  conditions  precedent to the execution of any such  amendment  have been  satisfied.  The
Indenture  Trustee may,  but shall not be obligated  to, enter into
any  such   supplemental   indenture  that  affects  the  Indenture
Trustee's  own rights,  duties,  liabilities  or  immunities  under this Indenture or otherwise.

SECTION 9.4     Effect   of   Supplemental   Indenture.   Upon  the
execution   of  any   supplemental   indenture   pursuant   to  the
provisions  hereof,  this  Indenture  shall be and be  deemed to be modified and amended in  accordance  therewith  with respect to the
Notes affected thereby,  and the respective rights,  limitations of rights,  obligations,  duties,  liabilities  and  immunities  under this  Indenture  of the  Indenture  Trustee,  the  Issuer  and  the
Noteholders   shall   thereafter  be   determined,   exercised  and
enforced  hereunder  subject in all respects to such  modifications and  amendments,  and all the  terms  and  conditions  of any  such supplemental  indenture  shall be and be  deemed  to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5     Conformity   with  Trust   Indenture   Act.   Every
amendment  of  this  Indenture  and  every  supplemental  indenture
executed   pursuant  to  this  Article  IX  shall  conform  to  the
requirements  of the TIA as then in effect if this Indenture  shall then be required to be qualified and is, in fact,  qualified  under the TIA.

SECTION 9.6     Reference  in  Notes  to  Supplemental  Indentures.
Notes  authenticated  and  delivered  after  the  execution  of any supplemental  indenture  pursuant  to this  Article IX may,  and if required by the Indenture  Trustee  shall,  bear a notation in form approved by the  Indenture  Trustee as to any matter  provided  for in such  supplemental  indenture.  If the  Issuer or the  Indenture
Trustee  shall so  determine,  new Notes so modified as to conform, in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared  and executed by the
Issuer and  authenticated  and delivered by the  Indenture  Trustee in exchange for Outstanding Notes of the same Series.

ARTICLE 10
                         REDEMPTION OF NOTES

SECTION 10.1    Redemption.

(1)   A Series of Notes  shall be subject to  redemption  if and to the extent provided in the related Series Supplement.

(2)   Each  Series of Notes shall be subject to  redemption  as set forth in this  Section  10.1(b).  In the event  that any  breach of any of the  representations  and  warranties  set forth in Section
2.3  of  the  Trust  Sale  and  Servicing  Agreement  shall  have a material  adverse  effect  on  the  Noteholders,  then  either  the
Indenture  Trustee  or the  Holders  of Notes  evidencing  not less than a  majority  in  aggregate  unpaid  principal  amount  of each
Series  of  Notes,   by  written  notice  to  the  Issuer  and  the
Indenture  Trustee  may  direct  the  Issuer to  redeem  all of the
Notes then  outstanding  on the second  Payment Date  following the date of such  notice  (or such later  date as may be  specified  in such notice);  provided,  however, that no such redemption shall be required  to be made if on or prior to the  earlier of the date the
Redemption  Notice  is or is  required  to be sent to  Noteholders, the  representations  and  warranties  set forth in Section  2.3 of the  Trust  Sale  and  Servicing  Agreement  are  satisfied  in all
material   respects  and  any  material   adverse   effect  on  the
Noteholders  caused  thereby  shall  have been  cured.  The  Issuer shall promptly furnish a copy of such notice to the Seller.

(3)   The  redemption  price  for any  Notes  shall be equal to the applicable  Redemption  Price  set  forth  in  the  related  Series
Supplement.  The Issuer  shall only be required to redeem  Notes if it has available  funds  sufficient to pay such amount.  The Issuer shall furnish the Rating  Agencies  notice of any such  redemption.
If any Notes are to be redeemed  pursuant to this Section  10.1(a), the Issuer shall furnish  notice  thereof to the Indenture  Trustee not later  than 10 days  prior to the  applicable  Redemption  Date
and  the  Issuer  shall  deposit  into  the  applicable   Principal
Funding Account,  on or before the applicable  Redemption Date, the aggregate  Redemption Price of the Notes to be redeemed,  whereupon all such Notes shall be due and payable on the Redemption Date.

SECTION 10.2    Form of Redemption Notice.

(1)   Notice of  redemption  of any Notes under  Section 10.1 shall be given by the  Indenture  Trustee by  first-class  mail,  postage prepaid,  mailed  not less than five days  prior to the  applicable
Redemption  Date to each  Noteholder  of  record of the Notes to be redeemed  at  such  Noteholder's  address  appearing  in  the  Note
Register.

(2)   All notices of redemption shall state:

(1)   the applicable Redemption Date;

(2)   the applicable Redemption Price;

(3)   the place where the Notes are to be  surrendered  for payment of the Redemption  Price (which shall be the Agency Office of the  Indenture  Trustee  to  be  maintained  as  provided  in
      Section 3.2);

(4)   the CUSIP number, if applicable; and

(5)   the principal amount of Notes to be redeemed.

(3)   Notice  of  redemption  of the  Notes  shall  be given by the
Indenture  Trustee in the name and at the  expense  of the  Issuer.
Failure to give notice of  redemption,  or any defect  therein,  to any Holder of any Note shall not impair or affect the  validity  of the redemption of any other Note.

SECTION 10.3    Notes Payable on Redemption Date.

           With respect to any Notes,  such Notes shall,  following
notice of  redemption  as required by Section  10.2 (in the case of
redemption   pursuant   to  Section   10.1),   on  the   applicable
Redemption  Date  cease  to be  Outstanding  for  purposes  of this
Indenture  and  shall  thereafter   represent  only  the  right  to
receive  the  applicable  Redemption  Price and  (unless the Issuer
shall  default  in  the  payment  of  such  Redemption   Price)  no
interest  shall  accrue on such  Redemption  Price  for any  period after  the  date  to  which  accrued  interest  is  calculated  for purposes of calculating such Redemption Price.

ARTICLE 11
                            MISCELLANEOUS

SECTION 11.1    Compliance Certificates and Opinions, etc.

(1)   Upon  any  application  or  request  by  the  Issuer  to  the
Indenture  Trustee to take any action  under any  provision of this
Indenture,  the Issuer shall furnish to the Indenture  Trustee upon
request:    (i) an   Officer's   Certificate   stating   that   all
conditions  precedent,  if  any,  provided  for in  this  Indenture relating  to the  proposed  action  have  been  complied  with  and
(ii) an  Opinion of  Counsel  stating  that in the  opinion of such counsel all such conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application or request as to  which  the  furnishing  of such  documents  is  specifically
required  by  any  provision  of  this  Indenture,   no  additional
certificate  or opinion need be  furnished.  Every  certificate  or opinion  with  respect to  compliance  with a condition or covenant provided for in this Indenture shall include:

(1)   a  statement  that  each  signatory  of such  certificate  or opinion  has read or has caused to be read such  covenant  or condition and the definitions herein relating thereto;

(2)   a  brief  statement  as  to  the  nature  and  scope  of  the examination  or  investigation  upon which the  statements or opinions contained in such certificate or opinion are based;

(3)   a statement  that,  in the  judgment of each such  signatory, such signatory has made such  examination or investigation as is necessary to enable such  signatory to express an informed opinion as to whether or not such  covenant or condition  has been complied with; and

(4)   a  statement  as to  whether,  in the  opinion  of each  such signatory, such condition or covenant has been complied with.

           (b)  (i)  Prior  to  the  deposit  with  the   Indenture
      Trustee of any  Collateral  or other  property or  securities that is to be made the basis for the release of any  property or  securities  subject  to the lien of this  Indenture,  the
      Issuer  shall,  in  addition  to any  obligation  imposed  in
      Section  11.1(a) or elsewhere in this  Indenture,  furnish to the Indenture Trustee an Officers' Certificate  certifying or stating the opinion of each Person  signing such  certificate as to the fair value  (within 90 days of such deposit) to the
      Issuer of the  Collateral or other  property or securities to be so deposited.

                (ii) Whenever  the Issuer is required to furnish to
      the Indenture Trustee an Officers' Certificate  certifying or stating the  opinion of any signer  thereof as to the matters described  in clause  (b)(i)  above,  the  Issuer  shall also deliver to the Indenture  Trustee an Independent  Certificate
      as to the same  matters,  if the fair  value to the Issuer of the  securities  to be so  deposited  and of all  other  such securities  made the basis of any such  withdrawal or release since the  commencement  of the then  current  fiscal year of the  Issuer,  as  set  forth  in the  certificates  delivered pursuant to clause (i) above and this clause (b)(ii),  is 10%
      or more of the  Outstanding  Amount of the Notes,  but such a certificate  need  not  be  furnished  with  respect  to  any securities  so  deposited,  if the fair value  thereof to the
      Issuer as set forth in the related  Officers'  Certificate is
      less  than   $25,000   or  less  than  one   percent  of  the
      outstanding Notes.

                (iii)Other than with  respect to the release of any
      Defaulted Receivables or Disqualified  Receivables,  whenever any property or  securities  are to be released from the lien of this  Indenture,  the  Issuer  shall  also  furnish to the
      Indenture  Trustee an  Officer's  Certificate  certifying  or stating the opinion of each Person  signing such  certificate as to the fair value  (within 90 days of such release) of the property or  securities  proposed to be released  and stating that in the opinion of such Person the proposed  release will
      not   impair   the   security   under   this   Indenture   in
      contravention of the provisions hereof.

                (iv) Whenever  the Issuer is required to furnish to
      the Indenture Trustee an Officer's Certificate  certifying or stating  the  opinion  of  any  signatory  thereof  as to the matters  described in clause (b)(iii) above, the Issuer shall
      also  furnish  to  the  Indenture   Trustee  an   Independent
      Certificate  as to the same  matters if the fair value of the property or securities and of all other property,  other than
      Defaulted   Receivables  or  Disqualified   Receivables,   or
      securities  released  from the lien of this  Indenture  since the  commencement  of the then current  calendar year, as set forth in the  certificates  required by clause (b)(iii) above
      and  this  clause   (b)(iv),   equals  10%  or  more  of  the
      Outstanding  Amount of the Notes,  but such  certificate need not be  furnished  in the case of any  release of property or securities  if the fair  value  thereof  as set  forth in the related  Officer's  Certificate  is less than $25,000 or less than one percent of the outstanding Notes.

                (v)  Notwithstanding   Section  2.9  or  any  other
      provision of this Section  11.1,  the Issuer may (A) collect, liquidate,  sell or  otherwise  dispose of  Receivables,  the
      Related  Security and  proceeds  thereof as and to the extent permitted  or required by the Basic  Documents  and  (B) make cash  payments out of the Trust  Accounts and Group  Accounts as and to the  extent  permitted  or  required  by the  Basic
      Documents.

SECTION 11.2    Form of Documents Delivered to Indenture Trustee.

(1)   In  any  case  where  several  matters  are  required  to  be certified  by, or covered by an opinion of, any  specified  Person, it is not  necessary  that all such  matters  be  certified  by, or covered by the opinion of,  only one such  Person,  or that they be so certified or covered by only one  document,  but one such Person may  certify or give an opinion  with  respect to some  matters and one or more other such  Persons as to other  matters,  and any such
Person may  certify  or give an  opinion as to such  matters in one or several documents.

(2)   Any  certificate  or opinion of an Authorized  Officer of the
Issuer may be based,  insofar as it relates to legal matters,  upon a  certificate  or  opinion  of, or  representations  by,  counsel, unless such officer  knows,  or in the exercise of reasonable  care should know,  that the  certificate  or opinion or  representations with respect to the matters upon which his  certificate  or opinion is based  are  erroneous.  Any such  certificate  of an  Authorized
Officer or Opinion of Counsel  may be based,  insofar as it relates
to  factual   matters,   upon  a  certificate  or  opinion  of,  or
representations  by, an officer or  officers of the  Servicer,  the
Seller,  the  Issuer  or  the   Administrator,   stating  that  the
information  with  respect  to  such  factual  matters  is  in  the
possession  of  the  Servicer,   the  Seller,  the  Issuer  or  the
Administrator,  unless such  counsel  knows,  or in the exercise of reasonable  care should know,  that the  certificate  or opinion or representations with respect to such matters are erroneous.

(3)   Where any Person is required to make,  give or execute two or more applications,  requests, consents,  certificates,  statements, opinions or other instruments  under this Indenture,  they may, but need not, be consolidated and form one instrument.

(4)   Whenever  in  this   Indenture,   in   connection   with  any
application or certificate or report to the Indenture  Trustee,  it is  provided  that the  Issuer  shall  deliver  any  document  as a condition  of the granting of such  application,  or as evidence of the Issuer's  compliance with any term hereof,  it is intended that the  truth  and  accuracy,  at the  time  of the  granting  of such application  or at  the  effective  date  of  such  certificate  or report (as the case may be),  of the facts and  opinions  stated in such  document  shall in such case be  conditions  precedent to the right of the  Issuer to have  such  application  granted  or to the sufficiency  of such  certificate  or report.  The foregoing  shall not,  however,  be  construed  to affect  the  Indenture  Trustee's right to rely upon the  truth  and  accuracy  of any  statement  or opinion contained in any such document as provided in Article VI.

SECTION 11.3    Acts of Noteholders.

(1)   Any  request,  demand,   authorization,   direction,  notice,
consent,  waiver or other action  provided by this  Indenture to be given or taken by  Noteholders  or a Series of  Noteholders  may be
embodied  in  and   evidenced  by  one  or  more   instruments   of
substantially  similar tenor signed by such  Noteholders  in person or by agents  duly  appointed  in  writing  and shall be subject to
Section  5.11  hereof;  and  except as herein  otherwise  expressly provided such action shall become  effective  when such  instrument or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.  Such instrument or  instruments  (and the action  embodied  therein  and  evidenced thereby)  are  herein  sometimes  referred  to as the  "Act" of the
Noteholders  signing  such  instrument  or  instruments.  Proof  of execution of any such  instrument  or of a writing  appointing  any such agent shall be  sufficient  for any purpose of this  Indenture and (subject to Section 6.1)  conclusive  in favor of the Indenture
Trustee  and the  Issuer,  if made in the manner  provided  in this
Section 11.3.

(2)   The fact and date of the  execution by any Person of any such instrument  or  writing  may be  proved  in  any  manner  that  the
Indenture Trustee deems sufficient.

(3)   The ownership of Notes shall be proved by the Note Register.

(4)   Any  request,  demand,   authorization,   direction,  notice,
consent,  waiver  or other  action  by the  Holder of any Notes (or any one or more  Predecessor  Notes) shall bind the Holder of every
Note issued upon the registration  thereof or in exchange  therefor or in lieu  thereof,  in  respect  of  anything  done,  omitted  or suffered  to be done by the  Indenture  Trustee  or the  Issuer  in reliance  thereon,  whether or not  notation of such action is made upon such Note.

SECTION 11.4    Notices,  etc., to Indenture  Trustee,  Issuer and
Rating Agencies.  Any request,  demand,  authorization,  direction, notice,  consent,  waiver or Act of Noteholders or other  documents provided or permitted by this  Indenture to be made upon,  given or furnished to or filed with:

(1)   the  Indenture  Trustee  by any  Noteholder  or by the Issuer
shall be  sufficient  for every purpose  hereunder if made,  given, furnished or filed in writing to or with the  Indenture  Trustee at its Corporate Trust Office, or

(2)   any party  hereunder  shall be  sufficient  for every purpose hereunder  if in writing  and either sent by  electronic  facsimile transmission  (with  hard copy to follow via first  class  mail) or
mailed,  by  certified  mail,  return  receipt  requested,   or  by
overnight  mail to the  Issuer  and the Owner  Trustee  each at the address  specified  in  Appendix B to the Trust Sale and  Servicing
Agreement.

                The  Issuer  shall  promptly  transmit  any  notice
received by it from the  Noteholders  to the Indenture  Trustee and the Indenture  Trustee shall likewise  promptly transmit any notice received by it from the Noteholders to the Issuer.

(3)   Notices  required  to be given to the Rating  Agencies by the
Issuer,  the  Indenture  Trustee  or the  Owner  Trustee  shall  be delivered  as  specified  in  Appendix  B to  the  Trust  Sale  and
Servicing Agreement.

SECTION 11.5    Notices to Noteholders; Waiver.

(1)   Where this  Indenture  provides for notice to  Noteholders of any  condition or event,  such notice shall be  sufficiently  given
(unless  otherwise herein  expressly  provided) if it is in writing
and  mailed,  first-class,   postage  prepaid  to  each  Noteholder
affected by such event,  at such Person's  address as it appears on the  Note  Register,  not  later  than  the  latest  date,  and not earlier than the earliest  date,  prescribed for the giving of such notice.  If notice to  Noteholders  is given by mail,  neither  the failure  to mail  such  notice  nor any  defect  in any  notice  so mailed to any particular  Noteholder  shall affect the  sufficiency of such notice with  respect to other  Noteholders,  and any notice that is mailed in the manner  herein  provided  shall  conclusively be  presumed  to have been duly given  regardless  of whether  such notice is in fact actually received.

(2)   Where this Indenture provides for notice in any manner,  such notice may be waived in writing by any Person  entitled  to receive such  notice,  either  before or after the event,  and such  waiver shall be the  equivalent  of such  notice.  Waivers  of  notice  by
Noteholders  shall be filed  with the  Indenture  Trustee  but such filing  shall not be a condition  precedent  to the validity of any action taken in reliance upon such a waiver.

(3)   In case, by reason of the  suspension of regular mail service as a result of a strike,  work  stoppage  or similar  activity,  it shall be  impractical  to mail  notice of any event of  Noteholders
when  such  notice  is  required  to  be  given   pursuant  to  any
provision  of this  Indenture,  then  any  manner  of  giving  such notice as shall be satisfactory  to the Indenture  Trustee shall be deemed to be a sufficient giving of such notice.

(4)   Where  this  Indenture  provides  for  notice  to the  Rating
Agencies,  failure to give such  notice  shall not affect any other rights or obligations  created  hereunder,  and shall not under any circumstance constitute an Event of Default.

SECTION 11.6    Alternate Payment and Notice Provisions.

           Notwithstanding  any provision of this  Indenture or any
of the  Notes  to the  contrary,  the  Issuer  may  enter  into any agreement  with any  Holder  of a Note  providing  for a method  of payment,  or notice by the  Indenture  Trustee or any Paying  Agent to such  Holder,  that is different  from the methods  provided for in this  Indenture for such  payments or notices.  The Issuer shall furnish  to the  Indenture  Trustee a copy of each  such  agreement and the  Indenture  Trustee  shall  cause  payments  to be made and notices to be given in accordance with such agreements.

SECTION 11.7    Effect of Headings and Table of Contents.

           The Article and  Section  headings  herein and the Table
of  Contents  are for  convenience  only and shall not  affect  the construction hereof.

SECTION 11.8    Successors and Assigns.

(1)   All covenants and  agreements in this Indenture and the Notes by the Issuer shall bind its  successors  and  assigns,  whether so expressed or not.

(2)   All  covenants and  agreements  of the  Indenture  Trustee in this Indenture  shall bind its  successors and assigns,  whether so expressed or not.

SECTION 11.9    Separability.

           In case any provision in this  Indenture or in the Notes
shall  be  invalid,   illegal  or   unenforceable,   the  validity,
legality and  enforceability of the remaining  provisions shall not in any way be affected or impaired thereby.

SECTION 11.10   Benefits of Indenture.

           Nothing in this  Indenture  or in the Notes,  express or
implied,  shall give to any Person,  other than the parties  hereto and  their  successors  hereunder,  the  Noteholders  and the  Note
Owners  and any  other  party  secured  hereunder,  and  any  other
Person  with  an  ownership  interest  in any  part  of  the  Trust
Assets,  any  benefit or any legal or  equitable  right,  remedy or claim under this Indenture.

SECTION 11.11   Legal Holidays.

           If the date on which any  payment  is due shall not be a
Business  Day,  then  (notwithstanding  any other  provision of the
Notes or this  Indenture)  payment  need not be made on such  date, but may be made on the next  succeeding  Business Day with the same force  and  effect as if made on the date on which  nominally  due, and no  interest  shall  accrue for the  period  from and after any such nominal date.

SECTION 11.12   GOVERNING LAW.

           THIS  INDENTURE  SHALL BE CONSTRUED IN  ACCORDANCE  WITH
THE LAWS OF THE  STATE OF  ILLINOIS,  WITHOUT  REFERENCE  TO ITS OR
ANY  OTHER  JURISDICTION'S  CONFLICT  OF LAW  PROVISIONS,  AND  THE
OBLIGATIONS,  RIGHTS AND  REMEDIES OF THE PARTIES  HEREUNDER  SHALL
BE  DETERMINED  IN ACCORDANCE  WITH SUCH LAWS;  PROVIDED,  HOWEVER,
THAT THE RIGHTS AND  LIABILITIES OF THE INDENTURE  TRUSTEE SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11.13   Counterparts.

           This   Indenture  may  be  executed  in  any  number  of
counterparts,  each of which so  executed  shall be deemed to be an original,  but all such counterparts shall together  constitute but one and the same instrument.

SECTION 11.14   Recording of Indenture.

           If  this  Indenture  is  subject  to  recording  in  any
appropriate  public  recording  offices,  such  recording  is to be effected  by  the  Issuer  and  at its  expense  accompanied  by an
Opinion of Counsel to the effect that such  recording  is necessary either for the  protection of the  Noteholders  or any other Person secured  hereunder  or for the  enforcement  of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.15   No Recourse.

(1)   Each  Noteholder  will  agree  by  acceptance  of a Note  (or interest  therein)  that no  recourse  may be  taken,  directly  or indirectly,  with  respect to the  obligations  of the Issuer,  the
Owner Trustee or the  Indenture  Trustee on the Notes or under this
Indenture  or  any  certificate  or  other  writing   delivered  in
connection herewith or therewith, against:

(1)   the Indenture  Trustee or the Owner Trustee in its individual capacity;

(2)   any owner of a beneficial interest in the Issuer; or

(3)   any partner, owner, beneficiary,  agent, officer, director or employee  of the  Indenture  Trustee or the Owner  Trustee in
      its individual capacity,  any holder of a beneficial interest in the Issuer,  the Owner Trustee or the Indenture Trustee or
      of any  successor or assign of the  Indenture  Trustee or the
      Owner Trustee in its individual capacity,  except as any such
      Person may have expressly  agreed (it being  understood  that the  Indenture  Trustee  and the  Owner  Trustee  has no such obligation  in its  individual  capacity) and except that any such partner,  owner or beneficiary shall be fully liable, to the  extent  provided  by  applicable  law,  for  any  unpaid consideration  for  stock,  unpaid  capital  contribution  or failure  to  pay  any  installment  or  call  owing  to  such
      entity.   For  all  purposes  of  this   Indenture,   in  the
      performance  of any  duties  or  obligations  of  the  Issuer hereunder,  the  Owner  Trustee  shall  be  subject  to,  and entitled  to the  benefits  of, the terms and  provisions  of
      Articles IV, V and VI of the Trust Agreement.

(2)   Except as expressly provided in the Basic Documents,  neither the  Seller,  the  Servicer,  the  Indenture  Trustee nor the Owner
Trustee in their respective individual  capacities,  any owner of a beneficial  interest  in the  Issuer,  nor any of their  respective
partners,  owners,  beneficiaries,   agents,  officers,  directors,
employees or  successors  or assigns,  shall be  personally  liable for,  nor shall  recourse be had to any of them for, the payment of principal  of or  interest  on, or  performance  of, or omission to perform,  any of the  covenants,  obligations  or  indemnifications contained  in the  Notes  or this  Indenture,  it  being  expressly understood  that such covenants,  obligations and  indemnifications have been made by the  Issuer.  Each  Noteholder  or Note  Owner by the  acceptance  of a Note (or  beneficial  interest  therein) will agree that,  except as expressly  provided in the Basic  Documents, in the  case of an Event  of  Default  under  this  Indenture,  the
Holder  shall have no claim  against any of the  foregoing  for any deficiency,  loss  or  claim  therefrom;  provided,  however,  that nothing  contained  herein  shall be taken to prevent  recourse to, and enforcement  against,  the assets of the Issuer for any and all
liabilities,   obligations  and  undertakings   contained  in  this
Indenture or in the Notes.

SECTION 11.16   No Petition.

           The Indenture Trustee,  by entering into this Indenture,
and  each  Noteholder  and  Note  Owner,  by  accepting  a Note (or interest  therein)  issued  hereunder,  hereby  covenant  and agree that they  shall  not,  prior to the date which is one year and one day after the  termination  of the Indenture,  acquiesce,  petition or  otherwise  invoke or cause the  Seller or the  Issuer to invoke the process of any court or  government  authority  for the purpose of  commencing  or  sustaining  a case  against  the  Seller or the
Issuer  under  any   Insolvency   Law  or  appointing  a  receiver,
liquidator,  assignee,  trustee,  custodian,  sequestrator or other similar  official  of the Seller or the  Issuer or any  substantial part of its  property,  or ordering  the winding up or  liquidation of the affairs of the Seller or the Issuer.

SECTION 11.17   Inspection.

           The Issuer agrees that, on reasonable  prior notice,  it
shall permit any  representative of the Indenture  Trustee,  during the Issuer's  normal  business  hours,  to examine all the books of account,  records,  reports and other papers of the Issuer, to make
copies  and  extracts   therefrom   and  to  discuss  the  Issuer's
affairs,  finances  and  accounts  with the  Issuer's  officers and employees,  during  normal  business  hours  and as often as may be
reasonably   requested   (with   reasonable   prior  notice).   The
Indenture  Trustee  shall and shall  cause its  representatives  to hold in  confidence  all  such  information  except  to the  extent
disclosure   may  be   required   by  law   (and   all   reasonable
applications  for   confidential   treatment  are  unavailing)  and
except to the extent  that the  Indenture  Trustee  may  reasonably determine that such  disclosure is consistent  with its obligations hereunder.

SECTION 11.18   No Substantive Review of Compliance Documents.

           Other than as  specifically  set forth in this Indenture
for notices which  specifically  contain  information  of which the
Indenture  Trustee is to have notice,  any reports,  information or other  documents  provided  to the  Indenture  Trustee  are for the purposes  only of  enabling  the  sending  party to comply with its document delivery  requirements  hereunder and such party's receipt of any such  information  shall not,  in and of itself,  constitute constructive  or actual  notice  to the  Indenture  Trustee  of any
information    contained   therein   or   determinable   from   any
information   contained  therein,   including  the  Issuer  or  the
Servicer's  compliance  with any of its covenants,  representations or warranties hereunder.

SECTION 11.19   Amendment of Basic Documents.

           The Issuer shall not amend,  modify or grant any consent
or  waiver  with  respect  to the  provisions  of any of the  Basic
Documents  without  the  prior  written  consent  of the  Indenture
Trustee,  except (a)  pursuant to Section 8.1 of the Trust Sale and
Servicing   Agreement,   (b)   pursuant   to  Section  7.1  of  the
Receivables  Purchase  Agreement,  (c)  pursuant  to Section 9.1 of this  Indenture  or (d) where the Basic  Documents  do not  require
the  consent  of  the   Indenture   Trustee  for  such   amendment,
modification, consent or waiver.

                      *     *     *     *     *

           IN  WITNESS  WHEREOF,   the  Issuer  and  the  Indenture
Trustee  have caused this  Indenture  to be duly  executed by their respective officers,  thereunto duly authorized,  all as of the day and year first above written.

                               TRUCK  ENGINE   RECEIVABLES   MASTER
                               TRUST

                               By:   Chase   Manhattan   Bank  USA,
                                     National  Association,  not in
                                     its individual capacity  but
                                     solely as Owner Trustee

                               By:________________________________________
                                     Name:
                                     Title:

                               THE BANK OF NEW YORK
                               as Indenture Trustee

                               By:________________________________________
                                     Name:
                                     Title:

Acknowledged and Accepted:

NAVISTAR FINANCIAL
CORPORATION,
Servicer

By:_____________________________
Name:
Title: